================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ARMADA FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              XXXXXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                  ARMADA FUNDS

                            Oaks, Pennsylvania 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 1997

                                                                October 17, 1997

To the Shareholders of Armada Funds:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Funds listed below (each, a "Fund" and collectively, the "Funds") of Armada Funds (the "Trust") will be held on November 19, 1997 at 8:00 a.m., Eastern Time, in Meeting Room B, 4th Floor Annex of National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114. The Funds of the Trust are the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund, Equity Income Fund, Core Equity Fund, International Equity Fund and Small Cap Growth Fund.

     The Meeting will be held with respect to the Funds for the following purposes:

          Proposal 1. To approve a new Investment Advisory Agreement between the Trust and National City Bank with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, Fixed Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund, and to approve a new Investment Advisory Agreement between the Trust and National Asset Management Corporation with respect to the Total Return Advantage Fund and Enhanced Income Fund. This Proposal 1 does not apply to the Core Equity, International Equity or Small Cap Growth Fund.

          Proposal 2. To approve certain changes to the fundamental investment objectives of the (a) Mid Cap Regional Fund, (b) Equity Growth Fund and (c) Equity Income Fund.

          Proposal 3. To approve changes to the following fundamental investment limitations of the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund:

        (a) limitation on underwriting activities;

        (b) limitation on real estate related transactions;

        (c) limitation on investment in commodities;

        (d) limitation regarding industry concentration;

        (e) limitation on loans; and

        (f) limitation on borrowing and issuance of senior securities.

     This Proposal 3 does not apply to the Core Equity, International Equity or Small Cap Growth Fund.

          Proposal 4. To approve a change in the following fundamental investment policies and limitations of certain Funds to make such policies and limitations non-fundamental:

             (a) with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Pennsylvania Municipal Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund and Intermediate Government Fund, the limitation on investment in other investment companies;

             (b) with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund, the limitation on illiquid securities;

             (c) with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund, the limitation on purchasing securities on margin;

             (d) with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund, the limitation on purchasing securities of companies for the purpose of exercising control;

             (e) with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Ohio Tax Exempt Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund, the limitation on writing or selling put options, call options, straddles, spreads, or any combinations thereof;

             (f) with respect to the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Ohio Tax Exempt Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund, Intermediate Government Fund, Mid Cap Regional Fund, Equity Growth Fund and Equity Income Fund, the limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of the Trust or any of its investment advisers own beneficially more than certain percentages of that issuer's securities;

             (g) with respect to the Tax Exempt Fund, GNMA Fund and Intermediate Government Fund, the limitation on investing in securities issued by companies with less than three years of operation;

             (h) with respect to the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund which are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act"), the limitation regarding investments in securities of any one issuer; and

             (i) with respect to the Pennsylvania Tax Exempt Fund, the policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share.

     This Proposal 4 does not apply to the Core Equity, International Equity or Small Cap Growth Fund.

          Proposal 5. To approve a change in the fundamental investment objective to non-fundamental investment objective of the following Funds:
     Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, Pennsylvania Tax Exempt Fund, Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund and Intermediate Government Fund. This Proposal 5 does not apply to the Mid Cap Regional, Equity Growth, Equity Income, Core Equity, International Equity or Small Cap Growth Fund.

          Proposal 6.  To elect eight (8) nominees to the Board of Trustees.

          Proposal 7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on September 30, 1997 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.

                                        ----------------------------------------
                                        W. Bruce McConnel, III
                                        Secretary

October 17, 1997

                                  ARMADA FUNDS
                            Oaks, Pennsylvania 19456

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Armada Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust and any adjournment(s) thereof (the "Meeting") to be held on November 19, 1997 at 8:00 a.m., Eastern Time, in Meeting Room B, 4th Floor Annex of National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114.

     The Trust currently offers eighteen (18) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." Only shareholders of record of the Funds at the close of business on September 30, 1997 will be entitled to vote at the Meeting. The Funds' shares are referred to herein as "Shares." Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each Proposal:

                                     TABLE

                      PROPOSAL                                SHAREHOLDERS SOLICITED
     -------------------------------------------    -------------------------------------------
  1. To approve a new Investment Advisory Agree-    Each Fund, except for the Core Equity,
     ment between the Trust and National City       International Equity and Small Cap Growth
     Bank with respect to the Money Market Fund,    Funds, voting separately on a Fund-by-Fund
     Government Fund, Treasury Fund, Tax Exempt     basis. All classes of Shares of the same
     Fund, Pennsylvania Tax Exempt Fund, Ohio       Fund will vote together.
     Tax Exempt Fund, Pennsylvania Municipal
     Fund, Fixed Income Fund, GNMA Fund,
     Intermediate Government Fund, Mid Cap
     Regional Fund, Equity Growth Fund and
     Equity Income Fund, and to approve a new
     Investment Advisory Agreement between the
     Trust and National Asset Management
     Corporation with respect to the Total
     Return Advantage Fund and Enhanced Income
     Fund.
     This Proposal 1 is not being presented to
     shareholders of the Core Equity,
     International Equity and Small Cap Growth
     Funds.
  2. To approve certain changes to the              Shareholders of the Mid Cap Regional,
     fundamental investment objectives of the       Equity Growth and Equity Income Funds
     (a) Mid Cap Regional Fund, (b) Equity          voting separately on a Fund-by-Fund basis.
     Growth Fund and (c) Equity Income Fund.        All classes of Shares of the same Fund will
                                                    vote together.

  3. To approve changes to the following
     fundamental investment limitations of the
     Money Market Fund, Government Fund,
     Treasury Fund, Tax Exempt Fund,
     Pennsylvania Tax Exempt Fund, Ohio Tax
     Exempt Fund, Pennsylvania Municipal Fund,
     Total Return Advantage Fund, Fixed Income
     Fund, Enhanced Income Fund, GNMA Fund,
     Intermediate Government Fund, Mid Cap
     Regional Fund, Equity Growth Fund and
     Equity Income Fund:

                      PROPOSAL                                SHAREHOLDERS SOLICITED
     -------------------------------------------    -------------------------------------------
     (a) limitation on underwriting activities;     Each Fund, except for the Core Equity,
                                                    International Equity and Small Cap Growth
                                                    Funds, voting separately on a Fund-by-Fund
                                                    basis. All classes of Shares of the same
                                                    Fund will vote together.
     (b) limitation on real estate related          Each Fund, except for the Core Equity,
         transactions;                              International Equity and Small Cap Growth
                                                    Funds, voting separately on a Fund-by-Fund
                                                    basis. All classes of Shares of the same
                                                    Fund will vote together.
     (c) limitation on investment in                Each Fund, except for the Core Equity,
         commodities;                               International Equity and Small Cap Growth
                                                    Funds, voting separately on a Fund-by-Fund
                                                    basis. All classes of Shares of the same
                                                    Fund will vote together.
     (d) limitation regarding industry              Each Fund, except for the Core Equity,
         concentration;                             International Equity and Small Cap Growth
                                                    Funds, voting separately on a Fund-by-Fund
                                                    basis. All classes of Shares of the same
                                                    Fund will vote together.
     (e) limitation on loans; and                   Each Fund, except for the Core and Equity,
                                                    International Equity and Small Cap Growth
                                                    Funds, voting separately on a Fund-by-Fund
                                                    basis. All classes of Shares of the same
                                                    Fund will vote together.
     (f) limitation on borrowing and issuance of    Each Fund, except for the Core Equity,
         senior securities.                         International Equity and Small Cap Growth
                                                    Funds, voting separately on a Fund-by-Fund
                                                    basis. All classes of Shares of the same
                                                    Fund will vote together.
     This Proposal 3 is not being presented to
     shareholders of the Core Equity,
     International Equity and Small Cap Growth
     Funds.

                      PROPOSAL                                SHAREHOLDERS SOLICITED
     -------------------------------------------    -------------------------------------------
  4. To approve a change in the following
     fundamental investment policies and
     limitations of the Funds indicated below to
     make such policies and limitations
     non-fundamental:
     (a) limitation on investment in other          Each of the following Funds voting
     investment companies;                          separately on a Fund-by-Fund basis: Money
                                                    Market Fund, Government Fund, Treasury
                                                    Fund, Tax Exempt Fund, Pennsylvania Tax
                                                    Exempt Fund, Pennsylvania Municipal Fund,
                                                    Total Return Advantage Fund, Fixed Income
                                                    Fund, Enhanced Income Fund, GNMA Fund and
                                                    Intermediate Government Fund. All classes
                                                    of Shares of the same Fund will vote
                                                    together.
     (b) limitation on illiquid securities;         Each of the following Funds voting
                                                    separately on a Fund-by-Fund basis: Money
                                                    Market Fund, Government Fund, Treasury
                                                    Fund, Tax Exempt Fund, Pennsylvania Tax
                                                    Exempt Fund, Ohio Tax Exempt Fund, Total
                                                    Return Advantage Fund, Fixed Income Fund,
                                                    Enhanced Income Fund, GNMA Fund,
                                                    Intermediate Government Fund, Mid Cap
                                                    Regional Fund, Equity Growth Fund and
                                                    Equity Income Fund. All classes of Shares
                                                    of the same Fund will vote together.
     (c) limitation on purchasing securities on     Each of the following Funds voting
         margin;                                    separately on a Fund-by-Fund basis: Money
                                                    Market Fund, Government Fund, Treasury
                                                    Fund, Tax Exempt Fund, Pennsylvania Tax
                                                    Exempt Fund, Ohio Tax Exempt Fund,
                                                    Pennsylvania Municipal Fund, Total Return
                                                    Advantage Fund, Fixed Income Fund, Enhanced
                                                    Income Fund, GNMA Fund, Intermediate
                                                    Government Fund, Mid Cap Regional Fund,
                                                    Equity Growth Fund and Equity Income Fund.
                                                    All classes of Shares of the same Fund will
                                                    vote together.
     (d) limitation on purchasing securities of     Each of the following Funds voting
     companies for the purpose of exercising        separately on a Fund-by-Fund basis: Money
         control;                                   Market Fund, Government Fund, Treasury
                                                    Fund, Tax Exempt Fund, Pennsylvania Tax
                                                    Exempt Fund, Ohio Tax Exempt Fund,
                                                    Pennsylvania Municipal Fund, Total Return
                                                    Advantage Fund, Fixed Income Fund, Enhanced
                                                    Income Fund, GNMA Fund, Intermediate
                                                    Government Fund, Mid Cap Regional Fund,
                                                    Equity Growth Fund and Equity Income Fund.
                                                    All classes of Shares of the same Fund will
                                                    vote together.

                      PROPOSAL                                SHAREHOLDERS SOLICITED
     -------------------------------------------    -------------------------------------------
     (e) limitation on writing or selling put       Each of the following Funds voting
     options, call options, straddles, spreads,     separately on a Fund-by-Fund basis: Money
         or any combinations thereof;               Market Fund, Government Fund, Treasury
                                                    Fund, Tax Exempt Fund, Ohio Tax Exempt
                                                    Fund, Total Return Advantage Fund, Fixed
                                                    Income Fund, Enhanced Income Fund, GNMA
                                                    Fund, Intermediate Government Fund, Mid Cap
                                                    Regional Fund, Equity Growth Fund and
                                                    Equity Income Fund. All classes of Shares
                                                    of the same Fund will vote together.
     (f) limitation on purchasing or retaining      Each of the following Funds voting
     securities of any issuer if officers or        separately on a Fund-by-Fund basis: Money
         trustees/directors of the Trust or any     Market Fund, Government Fund, Treasury
         of its investment advisers own             Fund, Tax Exempt Fund, Ohio Tax Exempt
         beneficially more than certain             Fund, Total Return Advantage Fund, Fixed
         percentages of that issuer's               Income Fund, Enhanced Income Fund, GNMA
         securities;                                Fund, Intermediate Government Fund, Mid Cap
                                                    Regional Fund, Equity Growth Fund and
                                                    Equity Income Fund. All classes of Shares
                                                    of the same Fund will vote together.
     (g) limitation on investing in securities      Each of the following Funds voting
     issued by companies with less than three       separately on a Fund-by-Fund basis: Tax
         years of operation;                        Exempt Fund, GNMA Fund and Intermediate
                                                    Government Fund. All classes of Shares of
                                                    the same Fund will vote together.
     (h) with respect to the Ohio Tax Exempt        Shareholders of the Ohio Tax Exempt Fund
     Fund and Pennsylvania Municipal Fund which     and Pennsylvania Municipal Fund voting
         are classified as non-diversified funds    separately on a Fund-by-Fund basis. All
         under the Investment Company Act of        classes of Shares of the same Fund will
         1940, as amended (the "1940 Act"), the     vote together.
         limitation regarding investments in
         securities of any one issuer; and
     (i) with respect to the Pennsylvania Tax       Shareholders of the Pennsylvania Tax Exempt
     Exempt Fund, the policy of the Fund to use     Fund voting separately. All classes of
         its best efforts to maintain a constant    Shares of the Fund will vote together.
         net asset value of $1.00 per share.
     This Proposal 4 is not being presented to
     shareholders of the Core Equity,
     International Equity and Small Cap Growth
     Funds.

  5. To approve a change in the fundamental         Each of the following Funds voting
     investment objectives of the Funds             separately on a Fund-by-Fund basis: Money
     indicated below to non-fundamental             Market Fund, Government Fund, Treasury
     investment objectives. This Proposal 5 is      Fund, Tax Exempt Fund, Pennsylvania Tax
     not being presented to shareholders of the     Exempt Fund, Ohio Tax Exempt Fund,
     Mid Cap Regional, Equity Growth, Equity        Pennsylvania Municipal Fund, Total Return
     Income, Core Equity, International Equity      Advantage Fund, Fixed Income Fund, Enhanced
     and Small Cap Growth Funds.                    Income Fund, GNMA Fund and Intermediate
                                                    Government Fund. All classes of Shares of
                                                    the same Fund will vote together.

                      PROPOSAL                                SHAREHOLDERS SOLICITED
     -------------------------------------------    -------------------------------------------
  6. To elect eight (8) nominees to the Board of    All Funds of the Trust. All shareholders of
     Trustees.                                      all Funds of the Trust will vote together.

  7. To transact such other business as may         Each Fund voting separately on a
     properly come before the Meeting or any        Fund-by-Fund basis. All classes of Shares
     adjournment(s) thereof.                        of the same Fund will vote together.

     On September 30, 1997, the following Shares were outstanding and entitled to vote at the Meeting:

                               NAME OF FUND                                 NUMBER OF SHARES
--------------------------------------------------------------------------  -----------------
Money Market Fund:
     Class A or Institutional Shares......................................  2,015,572,865.090
     Class A -- Special Series 1 or Retail Shares.........................   432,272,565.790
Government Fund:
     Class B or Institutional Shares......................................   837,444,329.670
     Class B -- Special Series 1 or Retail Shares.........................   192,273,445.490
Treasury Fund:
     Class C or Institutional Shares......................................   259,919,916.270
     Class C -- Special Series 1 or Retail Shares.........................     6,461,238.640
Tax Exempt Fund:
     Class D or Institutional Shares......................................   361,707,420.100
     Class D -- Special Series 1 or Retail Shares.........................    64,452,449.080
Equity Growth Fund:
     Class H or Institutional Shares......................................    14,044,131.820
     Class H -- Special Series 1 or Retail Shares.........................       371,647.278
Fixed Income Fund:
     Class I or Institutional Shares......................................    12,700,764.359
     Class I -- Special Series 1 or Retail Shares.........................       345,227.610
Ohio Tax Exempt Fund:
     Class K or Institutional Shares......................................     8,851,117.074
     Class K -- Special Series 1 or Retail Shares.........................       371,056.882
Equity Income Fund:
     Class M or Institutional Shares......................................     9,523,511.096
     Class M -- Special Series 1 or Retail Shares.........................        29,361.687
Mid Cap Regional Fund:
     Class N or Institutional Shares......................................    14,484,759.456
     Class N -- Special Series 1 or Retail Shares.........................       367,555.670
Enhanced Income Fund:
     Class O or Institutional Shares......................................     7,108,959.928
     Class O -- Special Series 1 or Retail Shares.........................       222,357.719
Total Return Advantage Fund:
     Class P or Institutional Shares......................................    27,319,557.652
     Class P- Special Series 1 or Retail Shares...........................       223,617.363
Pennsylvania Tax Exempt Fund:
     Class Q or Institutional Shares......................................    61,920,148.980
     Class Q -- Special Series 1 or Retail Shares.........................    21,952,406.800
Intermediate Government Fund:
     Class R or Institutional Shares......................................     9,425,689.769
     Class R -- Special Series 1 or Retail Shares.........................         2,368.355

                               NAME OF FUND                                 NUMBER OF SHARES
--------------------------------------------------------------------------  -----------------
GNMA Fund:
     Class S or Institutional Shares......................................     6,644,119.268
     Class S -- Special Series 1 or Retail Shares.........................        12,441.896
Pennsylvania Municipal Fund:
     Class T or Institutional Shares......................................     3,610,992.556
     Class T -- Special Series 1 or Retail Shares.........................         7,981.504
International Equity Fund:
     Class U or Institutional Shares......................................     8,846,041.874
     Class U -- Special Series 1 or Retail Shares.........................           341.622
Core Equity Fund:
     Class W or Institutional Shares......................................    10,466,470.404
     Class W -- Special Series 1 or Retail Shares.........................         5,547.792
Small Cap Growth Fund:
     Class X or Institutional Shares......................................     2,568,906.847
     Class X -- Special Series 1 or Retail Shares.........................           493.361

     This Proxy Statement and accompanying proxy card or cards will first be mailed on or about October 17, 1997. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile, telegraph or personal interview. The Trust will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORTS TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 1997. REQUESTS FOR COPIES OF THE ANNUAL REPORTS SHOULD BE DIRECTED TO THE TRUST AT THE ADDRESS AT THE BEGINNING OF THIS DOCUMENT OR BY TELEPHONE AT 1-800-622-FUND (3863). THE ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME IN THE ENCLOSED REPLY ENVELOPE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 11:00 A.M., EASTERN TIME, ON NOVEMBER 14, 1997.

PROPOSAL 1:  TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

     At the Meeting, shareholders of the Funds will be asked to vote on the approval of two investment advisory agreements (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements"), which are summarized below. Copies of the New Advisory Agreements, which have been marked to show changes from the currently existing advisory agreements, are attached to this Proxy Statement as Exhibit A and Exhibit B, and the description of the New Advisory Agreements which follows is qualified in its entirety by reference to Exhibits A and B.

     Currently, the Trust has various advisory agreements on behalf of certain of its Funds with National City Bank, while other agreements for certain Funds are with National City Bank and two affiliates, National City Bank of Columbus and National City Bank of Kentucky. National City Corporation ("NCC"), the parent of National City Bank and these two affiliates, intends to consolidate the three affiliates into a single entity, National City Bank. The Asset Management Group at National City Bank now manages all of the Trust's Funds (with the exception of the Total Return Advantage, Enhanced Income and Core Equity Funds) pursuant to the current advisory agreements. Following the intended consolidation into National City Bank, the Asset Management Group, with the same management and personnel, will continue to manage the same Funds. National Asset Management Corporation ("NAM"), another affiliate of National City Bank, now manages the Total Return Advantage Fund, the Enhanced Income Fund and the Core Equity Fund under separate advisory agreements. The various agreements between the Trust and NAM, National City Bank, National City Bank of Columbus and National City Bank of Kentucky are substantially identical except for variations among the fee structures.

     For administrative convenience, it is proposed that the Trust have a single advisory agreement with National City Bank on behalf of all the Funds (except the Total Return Advantage Fund, Enhanced Income Fund and Core Equity Fund, which are advised by NAM, and the International Equity Fund and Small Cap Growth Fund, for which there is a separate agreement) and that it have a single advisory agreement with NAM for the Total Return Advantage Fund and the Enhanced Income Fund.

DESCRIPTION OF THE EXISTING ADVISORY AGREEMENTS

     National City Bank, National City Bank of Columbus (formerly, BancOhio National Bank) and National City Bank of Kentucky (formerly, First National Bank of Louisville) are investment advisers to the Money Market, Government, Treasury, Tax Exempt, Ohio Tax Exempt, Fixed Income and Equity Growth Funds under an advisory agreement dated September 26, 1990 which was approved by the public shareholders of these Funds (other than the Treasury Fund) on such date. At that time, shareholders were asked to approve increases to the advisory fees charged to certain funds and other contractual changes. McDonald & Company Securities, Inc., as sole shareholder of the Treasury Fund, approved such advisory agreement for that Fund. National City Bank, National City Bank of Columbus and National City Bank of Kentucky are investment advisers to the Equity Income Fund pursuant to an advisory agreement dated June 30, 1994. NAM acts as investment adviser to the Total Return Advantage and Enhanced Income Funds pursuant to an agreement dated July 5, 1994. National City Bank acts as adviser to the Mid Cap Regional Fund pursuant to an agreement dated July 25, 1994. Allmerica Investments, Inc., as sole shareholder of the Equity Income, Total Return Advantage, Enhanced Income and Mid Cap Regional Funds, approved the existing advisory agreements for such Funds. National City Bank acts as adviser to the Pennsylvania Tax Exempt, Pennsylvania Municipal, GNMA, and Intermediate Government Funds pursuant to an advisory agreement dated September 9, 1996. 440 Financial Distributors, Inc., as sole shareholder of the Pennsylvania Tax Exempt, Pennsylvania Municipal, GNMA and Intermediate Government Funds approved the existing advisory agreements for such Funds. National City Bank is adviser to the International Equity and Small Cap Growth Funds pursuant to an agreement dated July 31, 1997. NAM is adviser to the Core Equity Fund pursuant to an advisory agreement dated July 31, 1997. Wellington Management Company, LLP acts as sub-adviser to the Small Cap Growth Fund pursuant to an advisory agreement dated July 31, 1997. SEI Investments Distribution Co., as sole shareholder of the International Equity, Small Cap Growth and Core Equity Funds, approved the existing advisory agreements for such Funds. The advisory agreements for the International

Equity, Small Cap Growth and Core Equity Funds are not being submitted to shareholders for their consideration and approval at this time.

     In each of the existing advisory agreements, the advisers have agreed, subject to the general supervision of the Trust's Board of Trustees, to provide a continuous investment program and to be responsible for, make decisions with respect to and place orders for all purchases and sales of each Fund's securities. These responsibilities are presently performed entirely by National City Bank with respect to all of the Funds except for the Total Return Advantage, Enhanced Income and Core Equity Funds. Advisory services for these latter Funds are provided solely by NAM. The Small Cap Growth Fund, which is advised by National City Bank, is sub-advised and effectively managed by Wellington Management Company, LLP.

     For the services provided and expenses assumed pursuant to the respective existing advisory agreements, the advisers are entitled to fees, computed daily and payable monthly, at the annual rates of: .30% of the average daily net assets of the Treasury Fund; .35% of the average daily net assets of each of the Money Market, Government and Tax Exempt Funds; .40% of the average daily net assets of the Pennsylvania Tax Exempt Fund; .45% of the average daily net assets of the Enhanced Income Fund; .55% of the average daily net assets of each of the Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, GNMA and Intermediate Government Funds; and .75% of the average daily net assets of each of the Mid Cap Regional, Equity Growth, Equity Income, International Equity, Small Cap Growth and Core Equity Funds. For the fiscal year ended May 31, 1997, the respective advisers voluntarily waived the following amounts:

                                                                                  TOTAL ADVISORY
                                      FUND                                         FEES WAIVED*
--------------------------------------------------------------------------------  --------------
Money Market Fund...............................................................    $2,026,982
Treasury Fund...................................................................       158,966
Government Fund.................................................................       966,112
Tax Exempt Fund.................................................................       764,704
Pennsylvania Tax Exempt Fund....................................................       191,305
Ohio Tax Exempt Fund............................................................       490,179
Pennsylvania Municipal Fund.....................................................        29,097
Total Return Advantage Fund.....................................................     1,530,963
Fixed Income Fund...............................................................       118,288
Enhanced Income Fund............................................................       296,129
GNMA Fund.......................................................................        50,450
Intermediate Government Fund....................................................        54,417

---------------

* The advisers may terminate, reduce or increase their fee waivers at any time.

     Portfolio securities purchased and sold for the Funds are generally purchased directly from the issuer or from an underwriter making a market in the securities. Purchases from an underwriter include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market; the over-the-counter price includes an undisclosed commission or mark-up. From June 1, 1996 through May 31, 1997, the Money Market, Treasury, Government, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds paid no brokerage commissions. For the same period, the Mid Cap Regional, Equity Growth and Equity Income Funds paid $421,322, $803,733 and $403,726, respectively, in brokerage commissions to non-affiliated brokers.

     In placing orders with brokers or dealers executing portfolio transactions for the Funds, the advisers are required under the existing agreements to attempt to obtain the best net price and the most favorable execution of the orders. To the extent that the execution and price offered by more than one dealer are comparable, the advisers may, in their discretion, effect transactions in portfolio securities with dealers who provide the advisers with research advice and other services. Information so received is in addition to and not in lieu of services required to be performed by the advisers under the existing advisory agreements and does not reduce the advisory fee otherwise payable by the Funds. Such information may be useful to the advisers in serving both the Trust and other clients and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the advisers in discharging their obligations to the Trust.

     The existing advisory agreements provide that the advisers may not make loans for the purpose of carrying or purchasing the Trust's shares or make loans to the Trust or the Funds. The existing agreements also provide that the advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the advisers in the performance of their duties or from reckless disregard by any of them of their obligations or duties.

     Unless sooner terminated, the existing advisory agreements for each Fund (except for the International Equity, Small Cap Growth and Core Equity Funds) will continue in effect until September 30, 1998. (At a meeting of the Trust's Board of Trustees on July 17, 1997, a majority of the trustees, including a majority of the trustees who are not "interested persons" of the Trust or of any of the advisers, approved the continuation of the existing advisory agreements until September 30, 1998.) Each existing agreement will terminate automatically in the event of its assignment and is terminable with respect to any Fund to which it relates at any time without penalty by the Board of Trustees or by vote of a majority of the outstanding shares of such Fund and is terminable by the respective adviser on 60 days' written notice to the Trust. Accordingly, the existing advisory agreements will terminate with respect to each Fund whose shareholders approve the corresponding New Advisory Agreements at the Meeting.

DESCRIPTION OF THE PROPOSED ADVISORY AGREEMENTS

     The New Advisory Agreements are intended to consolidate several outstanding investment advisory agreements between the Trust and its advisers. One New Advisory Agreement with National City Bank would supersede the current advisory agreements with National City Bank, National City Bank of Columbus and National City Bank of Kentucky (other than with respect to the International Equity and Small Cap Growth Funds, which have a separate agreement with National City
Bank), and one New Advisory Agreement would supersede the current advisory agreement with NAM (other than with respect to the Core Equity Fund). As mentioned above, no significant change in advisory personnel would result from this action, as the Asset Management Group within National City Bank that currently manages all Funds (except for those Funds managed by NAM) would retain its current investment advisory responsibilities. With the exception of Fund names, the names of the advisers, and the specific advisory fees payable by the respective Funds, the two New Advisory Agreements are identical.

     The New Advisory Agreements will take effect with respect to a particular Fund when approved by a Majority of such Fund's Outstanding shares (as defined below) and, unless sooner terminated, will continue in effect until September 30, 1998. Thereafter, if not terminated, each New Advisory Agreement will continue in effect with respect to a Fund for successive twelve month periods ending on September 30, provided its continuance with respect to such Fund is specifically approved at least annually (a) by the vote of a majority of the trustees of the Trust who are not interested persons of any party to such agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a Majority of the Outstanding voting securities of that Fund.

     THE ADVISORY FEES PROVIDED FOR IN THE CURRENT ADVISORY AGREEMENTS WILL REMAIN THE SAME AND NOT CHANGE IN THE NEW ADVISORY AGREEMENTS. EXCEPT AS SUMMARIZED BELOW, THE TERMS OF THE NEW ADVISORY AGREEMENTS ARE SUBSTANTIALLY THE SAME AS THOSE IN THE CORRESPONDING EXISTING ADVISORY AGREEMENTS.

     In placing portfolio transaction orders with brokers and dealers for the Funds, the advisers are required under the existing advisory agreements to attempt to obtain the best net price and most favorable execution of their orders. The New Advisory Agreements amend this provision to provide that the advisers shall "use [their] best efforts to seek on behalf of the Trust and each Fund the best overall terms available." In assessing the best overall terms available for any transaction, the New Advisory Agreements require the advisers to consider all factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Moreover, in evaluating the best overall terms available and selecting brokers or dealers to execute portfolio transactions, the New Advisory Agreements provide that the advisers may consider brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) provided to any Fund and/or other accounts over which the adviser or any of its affiliates exercise investment discretion.

     In addition, as permitted by Section 28(e) of the Exchange Act, subject to the prior approval of the Trust's Board of Trustees, the New Advisory Agreements authorize the advisers to negotiate and pay to a broker or dealer providing such brokerage and research services a commission for executing a portfolio transaction which is higher than the amount of commission another broker or dealer would have charged for effecting the same transaction if, but only if, the advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer (viewed in terms of that particular transaction or in terms of the overall responsibilities of the advisers with respect to the Fund and other accounts as to which they exercise investment discretion).

     These new provisions are intended to provide the advisers additional flexibility to negotiate, to the extent legally permitted, the amount of brokerage commissions payable by a Fund in consideration for brokerage and research services.

     Portfolio brokerage expense is an ordinary operating expense of the Funds borne by shareholders. Although the New Advisory Agreements provide the advisers enhanced flexibility to negotiate portfolio brokerage commissions as permitted by law, both National City Bank and NAM have advised the Board of Trustees that they do not presently intend to change their current policies governing the allocation of portfolio brokerage for the Trust but will continue to seek "best execution" with respect to all transactions. The advisers will therefore continue to consider the full range and quality of a broker's services in placing brokerage for the Trust including, among other things, the value of research provided as well as the firm's execution capability, commission rate, financial responsibility and responsiveness to the requirements of the particular transaction. Obtaining lowest possible commission cost has not been in the past, nor will it be in the future, the determinative factor in placing orders for portfolio transactions. Rather, the advisers will continue to assess whether any given portfolio transaction represents the best qualitative execution for the Fund. Because the advisers intend to continue their current portfolio brokerage allocation policies, neither the Board nor the advisers expect portfolio brokerage expenses borne by the Funds to increase by reason of the New Advisory Agreements.

     The New Advisory Agreements also would permit each adviser to aggregate purchase orders for securities on behalf of a particular Fund with orders for the same securities placed for other advisory clients. While legally permissible, the current advisory agreements do not specifically authorize this practice. The aggregation of customer orders, sometimes known as "block" trading or "bunching" of trades, may benefit the Funds by providing National City Bank and NAM the ability to reduce brokerage expenses and otherwise obtain more favorable terms of execution. The Securities and Exchange Commission requires that an adviser that aggregates orders among different clients do so consistent with its duty to seek best execution for its clients and consistent with the terms of the adviser's advisory agreement with the participating clients. The advisers intend to allocate orders among the Funds and other clients equitably and only in accordance with written procedures that have been approved by the Board of Trustees.

     In the existing advisory agreements, the advisers have agreed that if, in any fiscal year, the expenses borne by a Fund to which such agreement relates exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the advisers will reimburse the Fund for such excess to the extent required by such regulations. In September 1996, Congress enacted legislation that preempted a state's ability to regulate the expenses borne by investment companies the shares of which are sold in the state. Consequently, the New Advisory Agreements would not contain provisions relating to state-imposed expense limitations.

     At regular meetings of the Board of Trustees held on July 17, 1997 and September 17, 1997, the Board of Trustees considered the New Advisory Agreements and whether to recommend them for approval by shareholders. The trustees, including those trustees who were not interested persons of the Trust or of any adviser under the New Advisory Agreements, considered such information as they believed to be necessary to their exercise of reasonable business judgment, including, for example, information pertaining to: the nature, quality and extent of services provided by the advisers under the existing advisory agreements; comparative industry data as to investment performance, advisory fees and expense ratios of the respective Funds; estimates of the profitability of the investment advisory services provided by the advisers; and the qualifications and experience of the personnel providing advisory services to the Trust. After discussion, the trustees of the Trust unanimously approved the New Advisory Agreements and recommended that they be submitted for approval to the shareholders of the respective Funds. Accordingly, the New Advisory Agreements are being submitted for approval at the Meeting by the holders of a Majority of the Outstanding Shares of the respective Funds. The term "a Majority of the Outstanding Shares" of a Fund means the lesser of (i) 67% of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding Shares of such Fund. Shareholders of a Fund will vote by class and not series with respect to the New Advisory Agreements. If any New Advisory Agreement is not approved by the holders of a Majority of the Outstanding Shares of a Fund to which it relates, the Board of Trustees will reconsider its terms and the current advisory agreement will remain in effect with respect to such Fund pending a further decision by the Board.

     The approval of the shareholders of the International Equity, Small Cap Growth and Core Equity Funds is not being solicited at the Meeting. Each such Fund commenced operations on August 1, 1997 pursuant to advisory agreements that are substantially the same as the New Advisory Agreements.

INFORMATION ABOUT THE PROPOSED ADVISERS

     The advisers are wholly owned subsidiaries of NCC, a publicly-owned bank holding company, whose offices are located at 1900 East Ninth Street, Cleveland,
Ohio 44114. As of August 31, 1997, [          ] owned of record but not
beneficially [          ] shares, or approximately     % of the Corporation's
outstanding stock. In addition, as of such date, the Corporation owned of record
[          ] shares, or approximately      %, of its own shares through its
wholly owned bank subsidiaries. Approximately      % of such shares were also
owned beneficially by the Corporation. To the Trust's knowledge, as of such date, no other person owned more than 10% of the issued and outstanding shares of any class of the Corporation's stock.

     National City Bank provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. National City Bank is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation. National City Bank also serves as custodian of the Trust's assets. As the Trust's custodian, National City Bank earned fees in the amount of $589,095 for the fiscal year ended May 31, 1997. NAM is a registered investment adviser providing investment advisory and related services.

     On June 30, 1997, National City Bank's, National City Bank of Columbus's and National City Bank of Kentucky's Trust Departments had approximately $10.7 billion, $1.5 billion and $5.6 billion, respectively, in assets under management; and National City Bank, National City Bank of Columbus and National City Bank of Kentucky had approximately $21.5 billion, $11.6 billion and $13.8 billion, respectively, in total Trust assets. National City Bank has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114; National City Bank of Columbus has its principal offices at 155 East Broad Street, Columbus, Ohio 43251; and National City Bank of Kentucky has its principal offices at 101 South Fifth Street, Louisville, Kentucky 40202. On June 30, 1997, NAM had approximately $7.7 billion in assets under management. NAM has its principal office at 101 South Fifth Street, Louisville, Kentucky 40202.

     The names and principal occupations of the principal executive officers and each director of National City Bank as of June 30, 1997 were as follows:

                              POSITION WITH            OTHER BUSINESS                   TYPE OF
          NAME             NATIONAL CITY BANK           CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------
Edward B. Brandon          Director             Retired Chairman, National    Bank holding company
                                                City Corporation

                                                Director, The Standard        Automobile parts and
                                                Products Company              supplies

                                                Director, RPM, Inc.           Manufacturer of protective
                                                                              coatings, roofing materials
                                                                              and paint

                                                Director, Premier Industrial  Electronics distribution
                                                Corp.
John G. Breen              Director             Chairman and Chief Executive  Manufacturer of paints,
                                                Officer, The                  coatings, and containers
                                                Sherwin-Williams Company

Steve D. Bullock           Director             Chief Executive Officer and   Non-Profit organization
                                                Chapter Manager, American
                                                Red Cross

Duane E. Collins           Director             President and Chief           Manufacturer of hydraulic
                                                Executive Officer, Parker     and and automotive equipment
                                                Hannifin Corp.

David A. Daberko           Director             Chairman and Chief Executive  Bank holding company
                                                Officer, National City
                                                Corporation

                                                Director, National City Bank  Bank
                                                of Columbus

                                                Director, National City       Bank
                                                Bank, Northeast

                                                Director, National City Bank  Bank
                                                of Dayton

                                                Director, National City       Bank
                                                Bank, Northwest

                                                Director, National City Bank  Bank
                                                of Indiana

                                                Director, National City Bank  Bank
                                                of Kentucky

                                                Officer and Director, Hudson  Tractor sales
                                                Tractor Sales, Inc.

                                                Director, Student Loan
                                                Marketing Association

Robert J. Farling          Director             Chairman, President and       Electric utility
                                                Chief Executive Officer,
                                                Centerior Energy Corporation

                              POSITION WITH            OTHER BUSINESS                   TYPE OF
          NAME             NATIONAL CITY BANK           CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

Russell R. Gifford         Director             Retired President, CNG        Natural gas
                                                Energy Services Corporation

Henry J. Goodman           Director             Chairman and Chief Executive  Furniture company
                                                Officer, H. Goodman, Inc.

Gordon D. Harnett          Director             President, Chairman and       Manufacturer of engineered
                                                Chief Executive Officer,      material
                                                Brush Wellman, Inc.

Leon J. Hendrix, Jr.       Director             Partner, Clayton, Dubilier &  Private investment firm
                                                Rice, Inc.

J. Peter Kelly             Director             President and Chief           Manufacturer of steel
                                                Operating Officer, LTV Steel
                                                Company

William E. MacDonald III   Chairman,            Director and Executive Vice   Bank holding company
                           President, Chief     President, National City
                           Executive Officer    Corporation
                           and Director

William P. Madar           Director             Vice Chairman and Chief       Manufacturer of machinery
                                                Executive Officer, Nordson
                                                Corporation

H. Gene Nau                Director             President and Chief           Travel agency
                                                Executive Officer, Travel
                                                One Midwest

William F. Patient         Director             Chairman, President and       PVC manufacturer
                                                Chief Executive Officer, The
                                                Geon Company

William R. Robertson       Director             President, National City      Bank holding company
                                                Corporation
                                                Director, National Asset      Registered Investment
                                                Management Corporation        Adviser

Shelley B. Roth            Director             President, Pierre's French    Ice cream
                                                Ice Cream Company

Thomas C. Sullivan         Director             Chairman of the Board and     Manufacturer of protective
                                                Chief Executive Officer,      coatings, roofing material
                                                RPM, Inc.                     and paint

Dr. Jerry S. Thornton      Director             President, Cuyahoga           Education
                                                Community College

Morry Weiss                Director             Chairman and Chief Executive  Greeting cards
                                                Officer, American Greetings
                                                Corporation

Theodore K. Zampetis       Director             President and Chief           Manufacturer of rubber and
                                                Operating Officer, The        plastic parts for automotive
                                                Standard Products Co.         original equipment industry

                              POSITION WITH            OTHER BUSINESS                   TYPE OF
          NAME             NATIONAL CITY BANK           CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

W. Douglas Bannerman       Executive Vice       Senior Vice President,        Bank holding company
                           President,           National City Corporation
                           Corporate Banking

Jeffrey M. Biggar          Executive Vice       Senior Vice President,        Bank holding company
                           President, Private   National City Corporation
                           Client Group

Jane Grebenc               Executive Vice       None
                           President, Retail
                           Banking

Jeffrey D. Kelly           Executive Vice       Executive Vice President,     Bank holding company
                           President,           National City Corporation
                           Investments

Bruce T. Muddell           Executive Vice       None
                           President, Credit
                           Administration

Harold B. Todd, Jr.        Executive Vice       Executive Vice President,     Bank holding company
                           President,           National City Corporation
                           Institutional Trust
                           and Asset
                           Management

     The names and principal occupations of the principal executive officers and each director of National City Bank of Columbus as of June 30, 1997 were as follows:

                              POSITION WITH
                              NATIONAL CITY            OTHER BUSINESS                   TYPE OF
          NAME                  COLUMBUS                CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------
Eric D. Chapman, III       Director             President and Chief           Health care industry
                                                Executive Officer, Chapman    consulting
                                                Health International, Inc.
David A. Daberko           Director             Chairman and Chief Executive  Bank holding company
                                                Officer, National City
                                                Corporation

                                                Director, National City       Bank
                                                Bank, Northeast

                                                Director, National City Bank  Bank
                                                of Dayton

                                                Director, National City       Bank
                                                Bank, Northwest

                                                Director, National City Bank  Bank
                                                of Indiana

                                                Director, National City Bank  Bank

                                                Director, National City Bank  Bank
                                                of Kentucky

                                                Officer and Director, Hudson  Tractor sales
                                                Tractor Sales, Inc.

                                                Director, Student Loan
                                                Marketing Association

                              POSITION WITH
                              NATIONAL CITY            OTHER BUSINESS                   TYPE OF
          NAME                  COLUMBUS                CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

Vincent A. DiGirolamo      Director             Vice Chairman, National City  Bank holding company
                                                Corporation

Daniel E. Evans            Director             Chairman, Bob Evans Farms,    Food processing wholesale &
                                                Inc.                          retail

                                                Director, National City       Bank holding company
                                                Corporation

Thomas J. Fitzpatrick      Director             Chairman and Chief Executive  General contractor
                                                Officer, Elford, Inc.

Gary A. Glaser             Director, President  Executive Vice President,     Bank holding company
                           and Chief Executive  National City Corporation
                           Officer

                                                Director, National City       Bank
                                                Bank, Dayton

William G. Kelley          Director             Chairman and Chief            Retail
                                                Executive, Officer,
                                                Consolidated Stores Corp.

J. Frederick Reid          Director             Retired Chairman, Grange      Insurance
                                                Insurance Companies

Carol L. Scott             Director             Retired, Midwestern Regional  Governmental agency
                                                Neighborhood Reinvestment
                                                Corp.

Dr. K. Wayne Smith         Director             President and Chief           Computerized library
                                                Executive Officer, OCLC
                                                Online Computer Library
                                                Center, Inc.

William W. Wilkins         Director             President and Chief           Health care
                                                Executive Officer, U.S.
                                                Health Corporation

James H. Gilmour           Executive Officer    Chairman, Officer National    Credit card company
                                                City Card Services

Dorothy M. Horvath         Executive Vice       None
                           President, Credit
                           Administration

Kelly E. Law               Senior Vice          None
                           President, Human
                           Resources Division

Stephen B. McLane          Executive Vice       None
                           President,
                           Corporate Banking

                              POSITION WITH
                              NATIONAL CITY            OTHER BUSINESS                   TYPE OF
          NAME                  COLUMBUS                CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

Richard A. Ray             Executive Vice       None
                           President, Private
                           Client Group

Gregory L. Tunis           Executive Vice       None
                           President, Retail
                           Banking

     The names and principal occupations of the principal executive officers and each director of National City Bank of Kentucky as of June 30, 1997 were as follows:

                              POSITION WITH
                              NATIONAL CITY            OTHER BUSINESS                   TYPE OF
          NAME                  KENTUCKY                CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------
James R. Bell III          Director, President  Executive Vice President,     Bank holding company
                           and Chief Executive  National City Corporation
                           Officer
Morton Boyd                Director             None

Timothy C. Brown           Director             Chairman, President and       Manufacturer of lighting and
                                                Chief Executive Officer,      compressor and vacuum pumps
                                                Thomas Industries, Inc.

Robert E. Champagne        Director             Chairman, Curtaulds United    Paint and industrial
                                                States, Inc.                  coatings manufacturer

David A. Daberko           Director             Chairman and Chief Executive  Bank holding company
                                                Officer, National City
                                                Corporation

                                                Director, National City Bank  Bank
                                                of Columbus

                                                Director, National City       Bank
                                                Bank, Northeast

                                                Director, National City Bank  Bank
                                                of Dayton

                                                Director, National City       Bank
                                                Bank, Northwest

                                                Director, National City Bank  Bank
                                                of Indiana

                                                Director, National City Bank  Bank

                                                Officer and Director, Hudson  Tractor sales
                                                Tractor Sales, Inc.

                                                Director, Student Loan
                                                Marketing Association

Robert R. Dawson, Jr.      Director             Partner, R.R. Dawson Bridge   Bridge and road construction
                                                Company

                              POSITION WITH
                              NATIONAL CITY            OTHER BUSINESS                   TYPE OF
          NAME                  KENTUCKY                CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

Margaret H. Greene         Director             Vice President and General    Telecommunications
                                                Counsel, BellSouth
                                                Telecommunications

Leonard V. Hardin          Director and         None
                           Chairman of the
                           Board

George N. King, Sr.        Director             President, King's Management  Maintenance
                                                Group, Inc.

W. Bruce Lunsford          Director             Chairman, President & Chief   Health service
                                                Executive Officer, Vencor
                                                Incorporated

Carl F. Pollard            Director             Hermitage Farm                Commercial thoroughbred
                                                                              breeding farm

James L. Rose              Director and         Former Chairman, President    Bank holding company
                           Chairman, Southeast  and Chief Executive Officer,
                           Area                 United Bancorp of Kentucky,
                                                Inc.

                                                President and Director, TSR   Real estate
                                                Investments, Inc.

                                                Director, Tri-State Realty,   Real estate
                                                Inc.

                                                Limited Partner, Lexington    Real estate
                                                Financial Center

John H. Schnatter          Director             Chairman and Chief Executive  Food industry
                                                Officer, Papa John's
                                                International, Inc.

Dr. John W. Shumaker       Director             President, University of      Education
                                                Louisville

William M. Street          Director             Vice Chairman, Brown-Forman   Consumer products
                                                Corporation

James E. Barber            President, Bowling   None
                           Green Area

William I. Cornett, Jr.    Executive Vice       None
                           President,
                           Corporate Banking

Roger M. Dalton            President,           None
                           Lexington Area

Robert E. Hawkins          Executive Vice       None
                           President, Credit
                           Administration

                              POSITION WITH
                              NATIONAL CITY            OTHER BUSINESS                   TYPE OF
          NAME                  KENTUCKY                CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

Harvey E. Hensley          President,           None
                           Southeast Area

David E. Jones             President, Ashland   None
                           Area

Larry R. Mayfield          President,           None
                           Owensboro Area

Donna M. Paccioni          Executive Vice       None
                           President, Retail
                           Banking

Charles R. Stoess          President,           None
                           Crestwood Area

Lawrence A. Warner         Executive Vice       None
                           President, Trust

     The names and principal occupations of the principal executive officers and each director of NAM as of June 30, 1997 were as follows:

                              POSITION WITH
                             NATIONAL ASSET            OTHER BUSINESS                   TYPE OF
          NAME                 MANAGEMENT               CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------
James R. Bell, III         Director             Director, President and       Bank
                                                Chief Executive Officer,
                                                National City Bank of
                                                Kentucky

                                                Executive Vice President,     Bank holding company
                                                National City Corporation
William F. Chandler, Jr.   Director, Managing   None
                           Director and
                           Principal

Carl W. Hafele             Director, Managing   None
                           Director and
                           Principal

Leonard V. Hardin          Director             Director and Chairman of the  Bank
                                                Board, National City Bank of
                                                Kentucky

William R. Robertson       Director             President, National City      Bank holding company
                                                Corporation,

                                                Director, National City Bank  Bank

Robert Siefers             Director             Chief Financial Officer,      Bank holding company
                                                National City Corp.

                              POSITION WITH
                             NATIONAL ASSET            OTHER BUSINESS                   TYPE OF
          NAME                 MANAGEMENT               CONNECTIONS                     BUSINESS
-------------------------  -------------------  ----------------------------  ----------------------------

Harold B. Todd, Jr.        Director             Executive Vice President,     Bank holding company
                                                National City Corporation

                                                Executive Vice President,     Bank
                                                Institutional Trust and
                                                Asset Management, National
                                                City Bank

Lawrence A. Warner         Director             Executive Vice President,     Bank
                                                National City Bank of
                                                Kentucky

Michael C. Heyman          Principal            None

David B. Hiller            Managing Director    None
                           and Principal

Stephen G. Mullins         Principal            None

Larry J. Walker            Principal            None

John W. Ferreby            Principal            None

Catherine R. Stodghill     Senior Investment    None
                           Manager

Erik N. Evans              Investment Manager   None

Brent A. Bell              Investment Manager   None

Randall T. Zipfel          Manager,             None
                           Information Systems

AUTHORITY TO ACT AS INVESTMENT ADVISERS

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The advisers believe that they may perform the services contemplated by the New Advisory Agreements with the Trust as described in such Agreements and in the Trust's Prospectuses for the respective Funds without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present and future requirements, could prevent the advisers from performing services for the Trust. If the advisers were to be prohibited from providing services to the Trust, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the advisers, or their affiliated and correspondent banks in connection with shareholder purchases of Trust shares, the advisers and their affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

     If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the advisers, or an affiliate of the advisers, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past Sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the advisers, or such an affiliate, might offer to provide such services.

                             APPROVAL OF PROPOSAL 1

     In order for Proposal 1 to be adopted with respect to a particular Fund, it must be approved by a Majority of the Outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposal 1.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENTS.

PROPOSAL 2:  TO APPROVE CERTAIN CHANGES TO THE FUNDAMENTAL INVESTMENT OBJECTIVES
             OF CERTAIN FUNDS

     The Board of Trustees believes that the following changes to the investment objectives of the Mid Cap Regional, Equity Growth and Equity Income Funds of the Trust will express more clearly and accurately the investment strategies that will be utilized by National City Bank as it advises these Funds. In connection with the proposed change of investment objective of the Mid Cap Regional Fund, the adviser has recommended to the Board that the Fund be permitted to change its regional focus to a more national focus and that the name of the Fund be changed to the "Small Cap Value Fund" to more accurately reflect the current value orientation and capitalization of its portfolio investments. With respect to the Equity Growth Fund, the reference to income as a factor in attempting to achieve a high level of total return would be removed if the new investment objective were approved by shareholders. In the case of the Equity Income Fund, the proposed investment objective would clarify that the Fund's portfolio investments as a whole would seek to provide a premium current yield.

     In addition, the following proposals would change the fundamental investment objectives of the Mid Cap Regional, Equity Growth and Equity Income Funds to non-fundamental investment objectives. In contrast with a fundamental investment objective, a non-fundamental investment objective may be changed without the approval of shareholders. Neither the 1940 Act nor state securities laws require a fund's investment objective to be fundamental.

     The Board of Trustees believes that these changes will enhance the ability of these Funds to attract new investors, which in turn could assist each Fund in achieving its goals.

        CURRENT INVESTMENT OBJECTIVE                    PROPOSED NEW INVESTMENT OBJECTIVE
---------------------------------------------     ---------------------------------------------
                                   (a) MID CAP REGIONAL FUND
   --------------------------
"to seek capital appreciation by investing in     "to seek capital appreciation by investing in
  a diversified portfolio of publicly traded      a diversified portfolio of publicly traded
  equity securities of issuers which are          equity securities."
  domiciled in Ohio, Indiana, Kentucky and        This investment objective would be made non-
  Pennsylvania and contiguous states and          fundamental.
  other states in which National City
  Corporation affiliates are located."

        CURRENT INVESTMENT OBJECTIVE                    PROPOSED NEW INVESTMENT OBJECTIVE
---------------------------------------------     ---------------------------------------------
                                    (b) EQUITY GROWTH FUND
   ----------------------
"to seek a high level of total return arising     "to seek a high level of total return arising
  out of capital appreciation and income."        out of capital appreciation."
                                                  This investment objective would be made non-
                                                  fundamental.

                                    (c) EQUITY INCOME FUND
   ----------------------
"to seek a competitive total rate of return       "to seek a competitive total rate of return
through investments in equity and equity          through investments in equity and equity
equivalent securities which carry premium         equivalent securities which, in the
current yields."                                  aggregate, provide a premium current yield."
                                                  This investment objective would be made non-
                                                  fundamental.

                             APPROVAL OF PROPOSAL 2

     In order for Proposal 2(a), (b) or (c) to be adopted with respect to the affected Fund, it must be approved by a Majority of the Outstanding Shares of that Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT OBJECTIVES SET FORTH IN PROPOSAL 2.

PROPOSAL 3:  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES AND
             LIMITATIONS OF CERTAIN FUNDS

     Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. The Trust's investment advisers have recommended to the Board of Trustees that certain of the Funds' fundamental investment policies and limitations be amended as shown below.

                                 PROPOSAL 3(a)

               AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
                     RESTRICTION ON UNDERWRITING ACTIVITIES

     This Proposal 3(a) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For each of these Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may act as an underwriter of              No Fund may act as an underwriter of
securities within the meaning of the              securities within the meaning of the
Securities Act of 1933 except insofar as it       Securities Act of 1933 except insofar as it
might be deemed to be an underwriter upon         might be deemed to be an underwriter upon the
disposition of certain portfolio securities       disposition of portfolio securities acquired
acquired within the limitation on purchases       within the limitation on purchases of
of restricted securities.                         illiquid securities and except to the extent
                                                  that the purchase of obligations directly
                                                  from the issuer thereof in accordance with
                                                  its investment objective, policies and
                                                  limitations may be deemed to be underwriting.

     Explanation of Proposed Change: The proposed change would modernize and make uniform among the Funds the language addressing the ability of the Funds to act as an underwriter of securities.

                                 PROPOSAL 3(b)

               AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
            RESTRICTION CONCERNING REAL ESTATE RELATED TRANSACTIONS

     This Proposal 3(b) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Mid Cap Regional, Equity Growth and Equity Income
Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase or sell real estate,         No Fund may purchase or sell real estate,
except that each Fund may invest in               except that it may purchase securities of
securities secured by real estate or              issuers which deal in real estate and may
interests therein or issued by companies or       purchase securities which are secured by
investment trusts which invest in real estate     interests in real estate.
or interests therein. The Pennsylvania Money
Market Fund will not purchase or sell real
estate limited partnership interests.

     For the Pennsylvania Municipal Fund:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
The Fund may not purchase or sell real estate     The Fund may not purchase or sell real
or real estate limited partnership interests,     estate, except that it may purchase
except to invest in securities or interests       securities of issuers which deal in real
of companies which invest in real estate.         estate and may purchase securities which are
                                                  secured by interests in real estate.

     For the Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase or sell real estate, or,     No Fund may purchase or sell real estate,
in the case of the GNMA and Intermediate          except that it may purchase securities of
Government Funds, real estate limited             issuers which deal in real estate and may
partnerships, except that the Total Return        purchase securities which are secured by
Advantage, Fixed Income and Enhanced Income       interests in real estate.
Funds may invest in securities secured by
real estate or interests therein or issued by
companies or investment trusts which invest
in real estate or interests therein.

     Explanation of Proposed Change: The proposed change would modernize, make uniform among the Funds, and shorten the language addressing the Funds' ability to invest in real estate.

                                 PROPOSAL 3(c)

               AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
                       RESTRICTION CONCERNING COMMODITIES

     This Proposal 3(c) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase or sell commodities or       No Fund may invest in commodities, except
commodity contracts or invest in oil, gas, or     that as consistent with its investment
other mineral exploration or development          objective and policies the Fund may: (a)
programs, except, to the extent appropriate       purchase and sell options, forward contracts,
to its investment objective, invest in            futures contracts, including without
securities issued by companies which purchase     limitation those relating to indices; (b)
or sell financial commodity contracts or          purchase and sell options on futures
invest in real estate.                            contracts or indices; and (c) purchase
                                                  publicly traded securities of companies
                                                  engaging in whole or in part in such
                                                  activities.

     For the Ohio Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase or sell commodities or       No Fund may invest in commodities, except
commodity contracts or invest in oil, gas, or     that as consistent with its investment
other mineral exploration or development          objective and policies the Fund may: (a)
programs, except that a Fund may: (a) to the      purchase and sell options, forward contracts,
extent appropriate to its investment              futures contracts, including without
objective, invest in securities issued by         limitation those relating to indices; (b)
companies which purchase or sell commodities      purchase and sell options on futures
or commodity contracts or which invest in         contracts or indices; and (c) purchase
such programs; and (b) purchase and sell          publicly traded securities of companies
futures contracts and options on futures          engaging in whole or in part in such
contracts in accordance with its investment       activities.
objective. In addition, each Fund may enter
into forward currency contracts and other
financial instruments in accordance with its
investment objective and policies.

     For the Pennsylvania Municipal Fund:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
The Fund may not purchase or sell commodities     The Fund may not invest in commodities,
or commodity contracts or invest in oil, gas,     except that as consistent with its investment
or other mineral exploration or development       objective and policies the Fund may: (a)
programs or oil, gas and mineral leases,          purchase and sell options, forward contracts,
except to the extent appropriate to its           futures contracts, including without
investment objective, the Fund may invest in      limitation those relating to indices; (b)
securities issued by companies which purchase     purchase and sell options on futures
or sell commodities or commodity contracts or     contracts or indices; and (c) purchase
which invest in such programs.                    publicly traded securities of companies
                                                  engaging in whole or in part in such
                                                  activities.

     Explanation of Proposed Change: The proposed change would modernize, make uniform among the Funds, and, in some instances, shorten the language addressing the Funds' investments in commodities but is not intended to signify a change in the Funds' approach to investing in commodities. The Funds do not intend to engage in the selling of commodities such as pork, corn and wheat futures.

                                 PROPOSAL 3(d)

               AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
                 RESTRICTION CONCERNING INDUSTRY CONCENTRATION

     This Proposal 3(d) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For the Money Market, Pennsylvania Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase any securities which         No Fund may purchase any securities which
would cause 25% or more of the value of its       would cause 25% or more of the value of its
total assets at the time of such purchase to      total assets at the time of purchase to be
be invested in securities of one or more          invested in the securities of one or more
issuers conducting their principal business       issuers conducting their principal business
activities in the same industry, provided         activities in the same industry, provided
that: (a) there is no limitation with respect     that: (a) there is no limitation with respect
to obligations issued or guaranteed by the        to obligations issued or guaranteed by the
U.S. government, its agencies or                  U.S. government, any state, territory or
instrumentalities and repurchase agreements       possession of the United States, the District
secured by such obligations, or in the case       of Columbia or any of their authorities,
of the Money Market and Pennsylvania Tax          agencies, instrumentalities or political
Exempt Funds by domestic branches of U.S.         subdivisions, and repurchase agreements
banks and repurchase agreements secured by        secured by such instruments, or in the case
such obligations; (b) wholly-owned finance        of the Money Market and Pennsylvania Tax
companies will be considered to be in the         Exempt Funds, domestic bank obligations and
industries of their parents if their              repurchase agreements secured by such
activities are primarily related to financing     obligations; (b) wholly-owned finance
the activities of their parents; (c)              companies will be considered to be in the
utilities will be classified according to         industries of their parents if their
their services, for example, gas, gas             activities are primarily related to financing
transmission, electric and gas, electric, and     the activities of the parents; (c) utilities
telephone will each be considered a separate      will be divided according to their services,
industry; (d) with respect to the GNMA Fund,      for example, gas, gas transmission, electric
there is no limit with respect to securities      and gas, electric, and telephone will each be
issued by state and local governments.            considered a separate industry; and (d)
                                                  personal credit and business credit
                                                  businesses will be considered separate
                                                  industries.

     For the Government, Treasury and Tax Exempt Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
The Government Fund may not purchase              The Fund may not purchase any securities
securities other than obligations issued or       which would cause 25% or more of the value of
guaranteed by the U.S. government, its            its total assets at the time of purchase to
agencies or instrumentalities (some of which      be invested in the securities of one or more
may be subject to repurchase agreements) and      issuers conducting their principal business
securities of other investment companies.         activities in the same industry, provided
The Treasury Fund may not purchase any            that: (a) there is no limitation with respect
securities other than direct obligations of       to obligations issued or guaranteed by the
the U.S. Treasury, such as Treasury bills and     U.S. government, any state, territory or
notes and securities of other investment          possession of the United States, the District
companies.                                        of Columbia or any of their authorities,
The Tax Exempt Fund may not purchase any          agencies, instrumentalities or political
securities other than obligations the             subdivisions, and repurchase agreements
interest on which is exempt from federal          secured by such instruments, or domestic bank
income tax, stand-by commitments with respect     obligations and repurchase agreements secured
to such obligations, and securities of other      by such obligations; (b) wholly-owned finance
investment companies.                             companies will be considered to be in the
                                                  industries of their parents if their
                                                  activities are primarily related to financing
                                                  the activities of the parents; (c) utilities
                                                  will be divided according to their services,
                                                  for example, gas, gas transmission, electric
                                                  and gas, electric, and telephone will each be
                                                  considered a separate industry; and (d)
                                                  personal credit and business credit
                                                  businesses will be considered separate
                                                  industries.

     For the Ohio Tax Exempt and Pennsylvania Municipal Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase securities (except           No Fund may purchase any securities which
securities issued or guaranteed by the United     would cause 25% or more of the value of its
States, any state, territory or possession of     total assets at the time of purchase to be
the United States, the District of Columbia       invested in the securities of one or more
or any of their authorities, agencies,            issuers conducting their principal business
instrumentalities or political subdivisions)      activities in the same industry, provided
which would cause 25% or more of the Fund's       that: (a) there is no limitation with respect
total assets at the time of purchase to be        to obligations issued or guaranteed by the
invested in the securities of issuers             U.S. government, any state, territory or
conducting their principal business               possession of the United States, the District
activities in the same industry.                  of Columbia or any of their authorities,
                                                  agencies, instrumentalities or political
                                                  subdivisions, and repurchase agreements
                                                  secured by such instruments; (b) wholly-owned
                                                  finance companies will be considered to be in
                                                  the industries of their parents if their
                                                  activities are primarily related to financing
                                                  the activities of the parents; (c) utilities
                                                  will be divided according to their services,
                                                  for example, gas, gas transmission, electric
                                                  and gas, electric, and telephone will each be
                                                  considered a separate industry; and (d)
                                                  personal credit and business credit
                                                  businesses will be considered separate
                                                  industries.

     Explanation of Proposed Change: The proposed amendment would modernize and make uniform the language of these restrictions for all Funds.

                                 PROPOSAL 3(e)

               AMENDMENT TO CERTAIN FUNDS' INVESTMENT RESTRICTION
                                CONCERNING LOANS

     This Proposal 3(e) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For each of these Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may make loans, except that each Fund     No Fund may make loans, except that each Fund
may purchase or hold debt instruments in          may purchase and hold debt instruments and
accordance with its investment objective and      enter into repurchase agreements in
policies, each Fund (other than the Tax           accordance with its investment objective and
Exempt Fund) may lend portfolio securities,       policies and may lend portfolio securities in
and each Fund (other than the Tax Exempt          an amount not exceeding one-third of its
Fund) may enter into repurchase agreements in     total assets.
accordance with its investment objective and
policies.

     Explanation of Proposed Change: The proposed amendment would conform and modernize the language of this restriction to provisions of the 1940 Act. It would permit those transactions which are not prohibited by current regulatory interpretations.

                                 PROPOSAL 3(f)

               AMENDMENT TO CERTAIN FUNDS' INVESTMENT RESTRICTION
             CONCERNING BORROWING AND ISSUANCE OF SENIOR SECURITIES

     This Proposal 3(f) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For the Money Market, Government, Treasury, Tax Exempt, Ohio Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, Mid Cap Regional, Equity Growth and Equity Income Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may borrow money or issue senior          No Fund may borrow money, issue senior
securities, except that each Fund may borrow      securities or mortgage, pledge or hypothecate
from banks and each Fund (other than the Tax      its assets except to the extent permitted
Exempt Fund) may enter into reverse               under the 1940 Act.
repurchase agreements for temporary purposes      As a non-fundamental policy, no Fund will
in amounts not in excess of 10% of the value      purchase securities while its outstanding
of its total assets at the time of such           borrowings (including reverse repurchase
borrowing; or mortgage, pledge, or                agreements) are in excess of 5% of its total
hypothecate any assets except in connection       assets. Securities held in escrow or in
with any such borrowing and in amounts not in     separate accounts in connection with a Fund's
excess of the lesser of the dollar amounts        investment practices described in the Fund's
borrowed or 10% of the value of the Fund's        Prospectus or Statement of Additional
total assets at the time of such borrowing.       Information are not deemed to be pledged for
Borrowings are intended solely to facilitate      purposes of this limitation.
the orderly sale of portfolio securities to
accommodate abnormally heavy redemption
requests and not for leverage purposes. A
Fund will not purchase securities while
borrowings (including reverse repurchase
agreements) in excess of 5% of its total
assets are outstanding.

     For the Pennsylvania Tax Exempt, Pennsylvania Municipal, GNMA and Intermediate Government Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may borrow money or issue senior          No Fund may borrow money, issue senior
securities, except that the Fund may borrow       securities or mortgage, pledge or hypothecate
from anyone for temporary purposes in amounts     its assets except to the extent permitted
not in excess of 5% of the value of its total     under the 1940 Act.
assets at the time of such borrowing; or the      As a non-fundamental policy, no Fund will
Fund may borrow from a bank for non-temporary     purchase securities while its outstanding
purposes, provided that the borrowing does        borrowings (including reverse repurchase
not exceed 33 1/3% of the Fund's net assets.      agreements) are in excess of 5% of its total
The Fund will not purchase securities while       assets. Securities held in escrow or in
outstanding borrowings equal or exceed 5% of      separate accounts in connection with a Fund's
its total assets.                                 investment practices described in the Fund's
                                                  Prospectus or Statement of Additional
                                                  Information are not deemed to be pledged for
                                                  purposes of this limitation.

     Explanation of Proposed Change: The proposed amendment would modernize the restriction on borrowing and conform it for all Funds. It would clarify that options, forward contracts and futures contracts, including those relating to indices, and options on futures do not constitute borrowing and would expand the

Money Market, Government, Treasury, Tax Exempt, Ohio Tax Exempt, Total Return Advantage, Enhanced Income, Mid Cap Regional, Equity Growth and Equity Income Funds' power to borrow money from 10% to 33 1/3% of their total assets at the time of a borrowing. The Funds' current fundamental policies prevent the purchase of securities while a Fund's borrowings, including reverse repurchase agreements, are in excess of 5% of a Fund's total assets. This latter policy is being continued as a non-fundamental policy, which means that the Board of Trustees can change it without the approval of shareholders. So long as the Board of Trustees does not change this non-fundamental restriction, this limitation will continue to limit each Fund's ability to borrow money for purposes of investment leverage. The Funds have no present intention to use investment leverage. If they did so at some time in the future, however, such leverage could increase the opportunity for greater total return, but also increase the risk of loss if securities purchased with borrowed funds decline in value. Borrowed funds are subject to interest costs.

     Under the 1940 Act, an open-end investment company may not issue senior securities except under certain conditions. The proposed amendment would clarify and modernize the language concerning senior securities to conform to provisions of the 1940 Act. It would allow those transactions which are not prohibited by current regulatory interpretations.

                             APPROVAL OF PROPOSAL 3

     In order for Proposals 3(a), (b), (c), (d), (e) and (f) to be adopted for a particular Fund, they must be approved by a Majority of the Outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposal 3(a), (b), (c), (d), (e) and (f).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS AS SET FORTH IN PROPOSAL 3.

PROPOSAL 4:  TO APPROVE CHANGES OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND
             LIMITATIONS TO NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

     The following proposals would change certain fundamental investment policies and limitations of the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds to non-fundamental investment policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposals would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments or the financial markets change in the future. Neither the 1940 Act nor state securities laws require such policies to be fundamental. Shareholders of the Core Equity, International Equity and Small Cap Growth Funds are not being asked to approve these proposals because they presently have in place substantially identical investment policies and limitations that are non-fundamental.

                                 PROPOSAL 4(a)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING INVESTMENTS
                         IN OTHER INVESTMENT COMPANIES

     This Proposal 4(a) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds of the Trust.

     For the Money Market, Government, Treasury, Tax Exempt, and Pennsylvania Tax Exempt Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase securities of other          This restriction would be made
investment companies except in connection         non-fundamental.
with a merger, consolidation, acquisition or
reorganization or where otherwise permitted
by the 1940 Act (but only in securities of
other investment companies which seek to
maintain a constant net asset value per share
and which are permitted themselves to invest
only in securities which may be acquired by
the Fund).

     For the Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase securities of other          This restriction would be made
investment companies, except as permitted by      non-fundamental.
the 1940 Act and the rules and regulations
thereunder.

                                 PROPOSAL 4(b)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING INVESTMENTS
                             IN ILLIQUID SECURITIES

     This Proposal 4(b) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds of the Trust.

     For the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may invest more than 10% of the value     This restriction would be made
of its net assets in illiquid securities,         non-fundamental.
including repurchase agreements with
remaining maturities in excess of seven days
(other than the Tax Exempt Fund),
non-negotiable time deposits (other than the
Tax Exempt Fund), and other securities which
are not readily marketable.

     For the Ohio Tax Exempt, Fixed Income and Equity Growth Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may invest more than 10% of the value     This restriction would be made
of its net assets in illiquid securities,         non-fundamental.
including repurchase agreements with
remaining maturities in excess of seven days,
non-negotiable time deposits, certificates of
participation without corresponding
remarketing agreements, and other securities
which are not readily marketable.

     For the Total Return Advantage, Enhanced Income, Mid Cap Regional and Equity Income Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may invest more than 15% of the value     This restriction would be made
of its net assets in illiquid securities.         non-fundamental.

     For the GNMA and Intermediate Government Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may invest in illiquid securities in      This restriction would be made
an amount exceeding, in the aggregate, 15% of     non-fundamental.
its net assets.

                                 PROPOSAL 4(c)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                             RESTRICTION REGARDING
                        PURCHASING SECURITIES ON MARGIN

     This Proposal 4(c) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds of the Trust.

     For the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt and Pennsylvania Municipal Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase securities on margin,        This restriction would be made
make short sales of securities, or maintain a     non-fundamental.
short position, except that the Pennsylvania
Tax Exempt and Pennsylvania Municipal Funds
may obtain short-term credits as necessary
for the clearance of security transactions in
accordance with their respective investment
objectives.

     For the Ohio Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase securities on margin,        This restriction would be made
make short sales of securities, or maintain a     non-fundamental.
short position, except that (i) each Fund may
purchase and sell futures contracts and
options on futures contracts in accordance
with its investment objective; and (ii) the
GNMA Fund may obtain short term credits as
necessary for the clearance of securities
transactions and make short sales "against
the box" as described in its Prospectus.

                                 PROPOSAL 4(d)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
            RESTRICTION REGARDING PURCHASING SECURITIES OF COMPANIES
                     FOR THE PURPOSE OF EXERCISING CONTROL

     This Proposal 4(d) is applicable to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds of the Trust.

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may invest in any issuer for the          This restriction would be made
purpose of exercising control or management.      non-fundamental.

                                 PROPOSAL 4(e)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                           RESTRICTION REGARDING THE
                WRITING OR SELLING OF PUT OPTIONS, CALL OPTIONS,
                 STRADDLES, SPREADS OR ANY COMBINATION THEREOF

     This Proposal 4(e) is applicable to the Money Market, Government, Treasury, Tax Exempt, Ohio Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds of the Trust.

     For the Money Market, Government, Treasury, Tax Exempt, Ohio Tax Exempt, Fixed Income, GNMA, Intermediate Government and Equity Growth Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may write or purchase put options         This restriction would be made
except stand-by commitments, call options,        non-fundamental.
straddles, spreads, or any combination
thereof, except that the Ohio Tax Exempt,
Fixed Income, GNMA, Intermediate Government
and Equity Growth Funds may purchase and sell
futures contracts and options on futures
contracts in accordance with their respective
investment objectives.

     For the Total Return Advantage, Enhanced Income, Mid Cap Regional and Equity Income Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may write puts, calls or combinations     This restriction would be made
thereof, except for transactions in: options      non-fundamental.
on securities, financial instruments,
currencies and indices of securities; futures
contracts; options on futures contracts;
forward currency contracts; interest rate
swaps; and similar instruments.

                                 PROPOSAL 4(f)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION REGARDING INVESTMENT IN
            SECURITIES HELD BY CERTAIN PERSONS RELATED TO THE TRUST

     This Proposal 4(f) is applicable to the Money Market, Government, Treasury, Tax Exempt, Ohio Tax Exempt, Total Return Advantage, Fixed Income, Enhanced Income, GNMA, Intermediate Government, Mid Cap Regional, Equity Growth and Equity Income Funds.

     For each of these Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase or retain securities of      This restriction would be made
any issuer if the officers or trustees of the     non-fundamental.
Trust or the officers or directors of its
investment advisers owning beneficially more
than one-half of 1% of the securities of such
issuer together own beneficially more than 5%
of such securities.

                                 PROPOSAL 4(g)

                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
               RESTRICTION REGARDING INVESTMENT IN SECURITIES OF
            COMPANIES WITH LESS THAN A THREE YEAR OPERATING HISTORY

     This Proposal 4(g) is applicable to the Tax Exempt, GNMA and Intermediate Government Funds.

     For the Tax Exempt Fund:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
The Fund may not invest in private activity       This restriction would be made
bonds where the payment of principal and          non-fundamental.
interest is the responsibility of a company
(including its predecessors) with less than
three years of continuous operation.

     For the GNMA and Intermediate Government Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
These Funds may not purchase securities of        This restriction would be made
any company which has (with predecessors) a       non-fundamental.
record of less than three years continuing
operations, if, as a result, more than 5% of
the total assets of each such Fund (taken at
current value) would be invested in such
securities.

                                 PROPOSAL 4(h)

                      RECLASSIFICATION OF THE FUNDAMENTAL
                INVESTMENT RESTRICTION REGARDING INVESTMENTS IN
                          SECURITIES OF ANY ONE ISSUER

     This Proposal 4(h) is applicable to the Ohio Tax Exempt and Pennsylvania Municipal Funds:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
No Fund may purchase securities of any one        This restriction would be made
issuer (other than obligations issued or          non-fundamental.
guaranteed by the U.S. government, its
agencies or instrumentalities) if,
immediately after and as a result of such
purchase, (a) more than 5% of the value of
the Fund's total assets would be invested in
such issuer, or (b) more than 10% of the
outstanding voting securities of such issuer
would be held by the Fund, except that up to
50% of the value of its total assets may be
invested without regard to these 5% and 10%
limitations, respectively, provided that no
more than 25% of the value of the Fund's
total assets may be invested in the
securities of any one issuer.

                                 PROPOSAL 4(i)

                      RECLASSIFICATION OF THE FUNDAMENTAL
                        INVESTMENT RESTRICTION REGARDING
                      MAINTAINING A STABLE NET ASSET VALUE

     This Proposal 4(i) is applicable to the Pennsylvania Tax Exempt Fund:

                   CURRENT                                          PROPOSED
---------------------------------------------     ---------------------------------------------
It is a fundamental policy of the Fund to use     This restriction would be made
its best efforts to maintain a constant net       non-fundamental.
asset value of $1.00 per share.

     Explanation of Proposed Change: The Securities and Exchange Commission currently requires a money market fund, such as the Pennsylvania Tax Exempt Fund, to attempt to maintain a constant net asset value of $1.00 per share. Therefore, a Fund policy to that effect does not need to be fundamental. The Board of Trustees has no current intention to change the Fund's policy to permit it to seek a net asset value that could fluctuate, even if the Securities and Exchange Commission were to permit such a change.

                             APPROVAL OF PROPOSAL 4

     In order for Proposals 4(a), (b), (c), (d), (e), (f), (g), (h) and (i) to be adopted for a particular Fund, they must be approved by a Majority of the Outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposal 4(a), (b), (c), (d), (e), (f),
(g), (h) and (i).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS SET FORTH IN PROPOSAL 4 TO NON-FUNDAMENTAL POLICIES AND LIMITATIONS.

PROPOSAL 5:  TO APPROVE A CHANGE IN CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
             OBJECTIVES TO NON-FUNDAMENTAL INVESTMENT OBJECTIVES

     Currently, the investment objective of the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, Ohio Tax Exempt, Pennsylvania Municipal, Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds is fundamental. Like a fundamental policy, a fundamental investment objective may be changed only upon the approval of shareholders. Rendering the investment objectives non-fundamental would avoid the delay and expense of a shareholder vote in the event that circumstances should change such that the Board of Trustees deemed the current objective to be no longer in the best interests of the particular Fund's shareholders. Neither the 1940 Act nor state securities laws require a Fund's investment objective to be fundamental. Shareholders of the Core Equity, International Equity and Small Cap Growth Funds are not being asked to vote on these proposals since they presently have non-fundamental investment objectives.

        CURRENT INVESTMENT OBJECTIVE                    PROPOSED NEW INVESTMENT OBJECTIVE
---------------------------------------------     ---------------------------------------------
(a) MONEY MARKET FUND
   ----------------------
to seek as high a level of current income as      This investment objective would be made non-
is consistent with liquidity and stability of     fundamental.
principal."

(b) GOVERNMENT FUND
   -------------------
"to seek as high a level of current income as     This investment objective would be made non-
is consistent with liquidity and stability of     fundamental.
principal."
(c) TREASURY FUND
   ---------------
"to seek as high a level of current income as     This investment objective would be made non-
is consistent with liquidity and stability of     fundamental.
principal."

(d) TAX EXEMPT FUND
   -------------------
"to provide as high a level of current            This investment objective would be made non-
interest income exempt from federal income        fundamental.
tax as is consistent with liquidity and
stability of principal."

(e) PENNSYLVANIA TAX EXEMPT FUND
   ----------------------------------
"to provide current income exempt from            This investment objective would be made non-
regular federal income tax and Pennsylvania       fundamental.
personal income taxes, consistent with
stability of principal."

(f) OHIO TAX EXEMPT FUND
   -------------------------
"to provide as high a level of interest           This investment objective would be made non-
income exempt from federal income tax and, to     fundamental.
the extent possible, from Ohio income tax, as
is consistent with conservation of capital."

(g) PENNSYLVANIA MUNICIPAL FUND
   --------------------------------
"to provide current income exempt from both       This investment objective would be made non-
regular federal income and Pennsylvania           fundamental.
personal income taxes while preserving
capital."

(h) TOTAL RETURN ADVANTAGE FUND
   --------------------------------
"to provide a total rate of return, income        This investment objective would be made non-
and price appreciation greater than that of       fundamental.
popular market indices with similar maturity
and quality characteristics."

        CURRENT INVESTMENT OBJECTIVE                    PROPOSED NEW INVESTMENT OBJECTIVE
---------------------------------------------     ---------------------------------------------
(i) FIXED INCOME FUND
   --------------------
"to provide as high a level of current income     This investment objective would be made non-
as is consistent with prudent investment          fundamental.
risk".

(j) ENHANCED INCOME FUND
   -------------------------
"to seek a total rate of return greater than      This investment objective would be made non-
that of the Merrill Lynch 1-3 year Treasury       fundamental.
Index."

(k) GNMA FUND
   --------------
"to seek the highest level of current income      This investment objective would be made non-
consistent with preservation of capital and a     fundamental.
high degree of liquidity by investing
primarily in mortgage pass-through securities
guaranteed by the Government National
Mortgage Association."

(l) INTERMEDIATE GOVERNMENT FUND
   ---------------------------------
"to seek preservation of capital and a high       This investment objective would be made non-
degree of liquidity while providing current       fundamental.
income."

                             APPROVAL OF PROPOSAL 5

     In order for Proposal 5(a), (b), (c), (d), (e), (f), (g), (h), (i), (j),
(k) or (l) to be adopted for a particular Fund, it must be approved by a Majority of the Outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposal 5(a), (b), (c),
(d), (e), (f), (g), (h), (i), (j), (k) and (l).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT OBJECTIVES SET FORTH IN PROPOSAL 5 TO NON-FUNDAMENTAL INVESTMENT OBJECTIVES.

PROPOSAL 6: ELECTION OF TRUSTEES

     Eight Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as a Trustee is terminated as provided in the Trust's Code of Regulations. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below.

     Messrs. Neary, Carter, Durkott, Furst, Gherlein and Pullen are incumbent Trustees. Messrs. Carter, Durkott, Furst and Pullen were last elected by shareholders at a meeting held on November 4, 1993. Messrs. Neary and Gherlein were appointed to the Board of Trustees on February 15, 1996 and July 17, 1997, respectively. In addition, Messrs. Durkott, Furst, Gherlein, Neary, Pullen and Tullis, noninterested Trustees who comprise the Nominating Committee of the Board of Trustees, have nominated Messrs. Farling and Martens as additional Trustees to be voted on by the shareholders.

     All Shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The following table sets forth certain information about the nominees:

                                                                PRINCIPAL OCCUPATION
                                 POSITION WITH                  DURING PAST 5 YEARS
    NAME AND ADDRESS               THE TRUST                   AND OTHER AFFILIATIONS
-------------------------  -------------------------  ----------------------------------------
Robert D. Neary            Chairman of the Board      Retired Co-Chairman of Ernst & Young,
32980 Creekside Drive      since November 1997;       April 1984-September 1993; Director,
Pepper Pike, OH 44124      Trustee since February     Cold Metal Products, Inc., since March
Age 64                     1996.                      1994; Director, Zurn Industries, Inc.
                                                      (building products and construction
                                                      services), since June 1995.
Leigh Carter*              Trustee since November     Retired President and Chief Operating
13901 Shaker Blvd., #6B    1993.                      Officer, B.F. Goodrich Company, August
Cleveland, OH 44120                                   1986 to September 1990; Director, Adams
Age 72                                                Express Company (closed-end investment
                                                      company), since April 1982; Director,
                                                      Acromed Corporation (producer of spinal
                                                      implants), since June 1992; Director,
                                                      Petroleum & Resources Corp., since April
                                                      1987; Director, Morrison Products
                                                      (manufacturer of blower fans and air
                                                      moving equipment), since April 1983;
                                                      Director, Kirtland Capital Corp.
                                                      (privately funded investment group),
                                                      since January 1992.

John F. Durkott            Trustee since November     President and Chief Operating Officer,
8600 Allisonville Road     1993.                      Kittle's Home Furnishings Center, Inc.,
Indianapolis, IN 46250                                since January 1982; partner, Kittles
Age 53                                                Bloomington Property Company, since
                                                      January 1981; partner, KK&D (Affiliated
                                                      Real Estate Companies of Kittle's Home
                                                      Furnishings Center), since January 1989.

Robert J. Farling*         Nominee for Trustee.       Chairman, President and Chief Executive
1608 Balmoral Way                                     Officer, Centerior Energy (electric
Westlake, OH 44145                                    utility), since March 1992; Director,
Age 60                                                National City Corporation (bank holding
                                                      company).

Richard W. Furst, Dean     Trustee since June 1990.   Professor of Finance and Dean, Carol
600 Autumn Lane                                       Martin Gratton College of Business and
Lexington, KY 40502                                   Economics, University of Kentucky, since
Age 59                                                1981; Director, The Seed Corporation
                                                      (restaurant group), since 1990;
                                                      Director, Foam Design, Inc.
                                                      (manufacturer of industrial and
                                                      commercial foam products), since 1993.

Gerald L. Gherlein         Trustee since July 1997.   Executive Vice-President and General
3679 Greenwood Drive                                  Counsel, Eaton Corporation (global
Pepper Pike, OH 44124                                 manufacturing), since 1991; Trustee,
Age 59                                                Meridia Health System (four hospital
                                                      health system); Trustee, WVIZ
                                                      Educational Television (public
                                                      television).

                                                                PRINCIPAL OCCUPATION
                                 POSITION WITH                  DURING PAST 5 YEARS
    NAME AND ADDRESS               THE TRUST                   AND OTHER AFFILIATIONS
-------------------------  -------------------------  ----------------------------------------
Herbert R. Martens, Jr.*   President since July       Executive Vice President, National City
c/o NatCity                1997; Nominee for          Corporation (bank holding company),
  Investments, Inc.        Trustee.                   since July 1997; Chairman and Chief
1965 E. Sixth Street                                  Executive Officer, NatCity Investments,
Cleveland, OH 44114                                   Inc. (investment banking), since July
Age 45                                                1995; President and Chief Executive
                                                      Officer, Raffensperger, Hughes & Co.
                                                      (broker-dealer), from 1993 until 1995;
                                                      President, Reserve Capital Group, from
                                                      1990 until 1993.

J. William Pullen          Trustee since May 1993.    President and Chief Executive Officer,
Whayne Supply Company                                 Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                     equipment distribution), since 1986;
P.O. Box 35900                                        President and Chief Executive Officer,
Louisville, KY 40232-5900                             American Contractors Rentals & Sales
Age 58                                                (rental subsidiary of Whayne Supply
                                                      Co.), since 1988.

---------------

* Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of 7,200 shares of stock of National City Corporation, the parent corporation of National City Bank. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with National City Bank, and (4) he is President of the Trust. As of the date of this Proxy Statement, Mr. Farling is an "interested person" of the Trust because he is a director of National City Corporation, the parent corporation to National City Bank. Moreover, he currently holds 1,000 shares of stock of National City Corporation. Mr. Farling has indicated his intention to resign from National City Corporation's Board of Directors effective October 21, 1997 and his intention to sell all shares of National City Corporation's stock before the Meeting. Consequently, as of the date of the Meeting, Mr. Farling is not expected to be an "interested person" of the Trust.

     Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and is reimbursed for reasonable expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's Trustees and officers as a group received aggregate fees of $125,000. The Trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust.

     The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                             PENSION OR
                                                             RETIREMENT
                                                          BENEFITS ACCRUED                          TOTAL
                                          AGGREGATE          AS PART OF          ESTIMATED       COMPENSATION
               NAME OF                   COMPENSATION       THE TRUST'S       ANNUAL BENEFITS      FROM THE
           PERSON, POSITION             FROM THE TRUST        EXPENSES        UPON RETIREMENT       TRUST
--------------------------------------  --------------    ----------------    ---------------    ------------
Robert D. Neary, Chairman and
  Trustee.............................     $ 18,750              $0                 $ 0            $ 18,750
Thomas R. Benua, Jr., Trustee*........     $ 17,500              $0                 $ 0            $ 17,500
Leigh Carter, Trustee.................     $ 17,500              $0                 $ 0            $ 17,500
John F. Durkott, Trustee..............     $ 17,500              $0                 $ 0            $ 17,500
Robert J. Farling, Nominee............           **              **                  **                  **
Richard W. Furst, Trustee.............     $ 17,500              $0                 $ 0            $ 17,500
Gerald L. Gherlein, Trustee...........           **              **                  **                  **
Herbert R. Martens, Jr., President and
  Nominee.............................           **              **                  **                  **
J. William Pullen, Trustee............     $ 17,500              $0                 $ 0            $ 17,500
Richard B. Tullis, Trustee*...........     $ 18,750              $0                 $ 0            $ 18,750

---------------

 * Mr. Benua resigned as Trustee effective July 17, 1997. Mr. Tullis, while currently a Trustee, intends to resign on November 19, 1997 upon the election of a new Board of Trustees.

** Messrs. Farling, Gherlein and Martens were not Trustees of the Trust during the fiscal year ended May 31, 1997.

     During the fiscal year ended May 31, 1997, there were four regular meetings of the Board of Trustees as follows: August 30, 1996; November 15, 1996; February 10, 1997; and May 22, 1997. Messrs. Neary, Benua, Carter, Durkott, Furst, Pullen and Tullis, comprising the entire Board of Trustees during such period, each attended each of these meetings of the Board. During the current fiscal year to date, the Board of Trustees has met on July 17, 1997 and September 17, 1997. Messrs. Neary, Benua (who resigned as Trustee on July 17,
1997), Carter, Durkott, Furst, Gherlein (who became a Trustee as of July 17,
1997), Pullen and Tullis each attended the meeting on July 17, 1997. Messrs. Neary, Carter, Durkott, Furst, Gherlein, Pullen and Tullis each attended the meeting on September 17, 1997.

                             APPROVAL OF PROPOSAL 6

     In order for Proposal 6 to be adopted, it must be approved by a plurality of the votes cast by Shareholders of the Trust.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF TRUSTEES.

ADDITIONAL INFORMATION

BENEFICIAL OWNERS OF THE TRUST

     Also as of September 30, 1997, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

---------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL
                                                                          NUMBER OF       SHARES
          FUND                          NAME AND ADDRESS                    SHARES     OUTSTANDING
---------------------------------------------------------------------------------------------------

  Money Market Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Government Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Treasury Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Tax Exempt Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Pennsylvania Tax
  Exempt Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Ohio Tax Exempt
  Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Pennsylvania
  Municipal Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Total Return
  Advantage Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Fixed Income Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Enhanced Income
  Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  GNMA Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Intermediate
  Government Fund
  (Institutional)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL
                                                                          NUMBER OF       SHARES
          FUND                          NAME AND ADDRESS                    SHARES     OUTSTANDING
---------------------------------------------------------------------------------------------------
  Mid Cap Regional
  Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Equity Growth
  Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Equity Income
  Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Core Equity Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  International
  Equity Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Small Cap Growth
  Fund
  (Institutional)
---------------------------------------------------------------------------------------------------
  Money Market Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Government Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Treasury Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Tax Exempt Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Pennsylvania Tax
  Exempt Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Ohio Tax Exempt
  Fund (Retail)
---------------------------------------------------------------------------------------------------
  Pennsylvania
  Municipal Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Total Return
  Advantage Fund
  (Retail)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL
                                                                          NUMBER OF       SHARES
          FUND                          NAME AND ADDRESS                    SHARES     OUTSTANDING
---------------------------------------------------------------------------------------------------
  Fixed Income Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Enhanced Income
  Fund (Retail)
---------------------------------------------------------------------------------------------------
  GNMA Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Intermediate
  Government Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Mid Cap Regional
  Fund (Retail)
---------------------------------------------------------------------------------------------------
  Equity Growth
  Fund (Retail)
---------------------------------------------------------------------------------------------------
  Equity Income
  Fund (Retail)
---------------------------------------------------------------------------------------------------
  Core Equity Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  International Equity
  Fund
  (Retail)
---------------------------------------------------------------------------------------------------
  Small Cap Growth
  Fund (Retail)
------------------------

     All of these Shares were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, National City Corporation and its affiliates may be deemed to be controlling persons of the Trust.

     As of September 30, 1997, the Trust's Trustees and officers, as a group, beneficially owned less than 1 percent of the Shares of each Fund of the Trust.

SHAREHOLDER MEETINGS

     The Trust is organized as a Massachusetts business trust. The Trust's Declaration of Trust does not require that an annual meeting of shareholders be held each year. The Trust does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders, including meetings to consider the removal of trustees, shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meetings.

QUORUM

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to the Trust and each of the Funds by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares thereof entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal other than the election of Trustees.

     Although National City Corporation and its bank subsidiaries hold shares for the benefit of their customers and although they may be considered controlling persons of the Trust for purposes of certain federal securities laws, National City Corporation and its subsidiaries intend to vote Shares over which they may have, or share voting power based on instructions received from co-fiduciaries, for one or more of the underlying customer accounts or in proportion to the votes cast by unaffiliated shareholders of record.

INVESTMENT ADVISER AND CUSTODIAN

     The Trust's investment advisers are: National City Bank, National City Bank of Columbus, National City Bank of Kentucky and NAM. National City Bank's principal offices are located at 1900 East Ninth Street, Cleveland, Ohio 44114. National City Bank also serves as custodian of the Trust's assets. National City Bank of Columbus' principal offices are located at 155 East Broad Street, Columbus, Ohio 43251. National City Bank of Kentucky's principal offices are located at 101 South Fifth Street, Louisville, Kentucky 40202. NAM's principal offices are located at 101 South Fifth Street, Louisville, Kentucky.

DISTRIBUTOR AND TRANSFER AGENT

     Shares are distributed on a continuous basis by the Trust's sponsor and distributor, SEI Investments Distribution Co. ("SEI"). SEI's principal offices are located at Oaks, Pennsylvania 19456. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent.

ADMINISTRATOR

     PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust's administrator.

INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as independent auditors of the Trust and audited the Trust's operations for the fiscal year ended May 31, 1997. The Board of Trustees selected Ernst & Young LLP at its meeting on July 17, 1997 to serve in such capacity for the fiscal year ending May 31, 1998. Shareholders are not herein requested to approve the selection of Ernst & Young LLP. Nevertheless, a representative of Ernst & Young LLP is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the auditors, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

OFFICERS

     Officers of the Trust are elected by, and serve at the pleasure of, the Board. Officers of the Trust receive no remuneration from the Trust for their services in such capacities. The following table sets forth certain information about the Trust's officers who are not also Trustees:

                                                      POSITION              PRINCIPAL OCCUPATION
                                OFFICER               WITH THE              DURING PAST 5 YEARS
    NAME AND ADDRESS             SINCE                 TRUST               AND OTHER AFFILIATIONS
-------------------------   ---------------   ------------------------   --------------------------
Herbert R. Martens, Jr.     July, 1997        President                  Executive Vice President,
c/o NatCity                                                              National City Corporation
  Investments, Inc.                           Also nominee for Trustee   (bank holding company),
1965 East Sixth Street                                                   since July 1997; Chairman
Cleveland, OH 44114                                                      and Chief Executive
Age 45                                                                   Officer, NatCity
                                                                         Investments, Inc.
                                                                         (investment banking),
                                                                         since July 1995; President
                                                                         and Chief Executive
                                                                         Officer, Raffensberger,
                                                                         Hughes & Co.
                                                                         (broker-dealer), from 1993
                                                                         until 1995; President,
                                                                         Reserve Capital Group,
                                                                         from 1990 until 1993.
W. Bruce McConnel, III      August, 1985      Secretary                  Partner of the law firm
Philadelphia National                                                    Drinker Biddle & Reath LLP
  Bank Building                                                          Philadelphia, Pennsylvania
1345 Chestnut Street
Suite 1100
Philadelphia, PA 19107
Age 54

Neal J. Andrews             February, 1997    Treasurer                  Vice President and
PFPC Inc.                                                                Director of Investment
400 Bellevue Parkway                                                     Accounting, PFPC Inc.,
Wilmington, DE 19809                                                     since 1992; prior thereto,
Age 31                                                                   Senior Auditor, Price
                                                                         Waterhouse, LLP

Herbert R. Martens, Jr. is employed by National City Corporation, the parent corporation to National City Bank, which receives fees as an investment adviser to the Trust. Mr. Andrews is employed by PFPC Inc., which receives fees as Administrator to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

OTHER MATTERS

     No business other than the matters above are expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Trust.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            DATED: OCTOBER 17, 1997

                                                                       EXHIBIT A

                                  ARMADA FUNDS

                               ADVISORY AGREEMENT

     AGREEMENT made as of             , 1997 between ARMADA FUNDS, a
Massachusetts business trust, located in Oaks, Pennsylvania (the "Trust") and NATIONAL CITY BANK, located in Cleveland, Ohio (the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Money Market, Treasury, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, Mid Cap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds (individually, a "Fund" and collectively, the "Funds");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus", and collectively, the "Prospectuses").

     The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to such Fund.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory service to any Fund may be provided by a subcontractor agreeable to the Adviser and approved in accordance with the provision of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the fund; (b) review investments in each fund on a periodic basis for compliance with its fund's investment objective, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and
(f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to each Fund that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interestbearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Funds, personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Funds' accounts are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Funds;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the
              SEC or    applicable rules. In executing portfolio transactions
              for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Funds and the Adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the following annual rates: .35% of the average daily net assets of the Money Market Fund; .35% of the average daily net assets of the Government Fund; .30% of the average daily net assets of the Treasury Fund; .35% of the average daily net assets of the Tax Exempt Fund; .40% of the average daily net assets of the Pennsylvania Tax Exempt Fund; .55% of the average daily net assets of the Ohio Tax Exempt Fund; .55% of the average daily net assets of the Pennsylvania Municipal Fund; .55% of the average daily net assets of the Fixed Income Fund; .55% of the average daily net assets of the GNMA Fund; .55% of the average daily net assets of the Intermediate Government Fund; .75% of the average daily net assets of the Mid Cap Regional Fund; .75% of the average daily net assets of the Equity Growth Fund; and .75% of the average daily net assets of the Equity Income Fund.

     The fee attributable to each Fund shall be the several (and not joint or joint and several) obligation of each Fund.

     If in any fiscal year the aggregate expenses of a Fund (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, the Adviser will reimburse the Trust for such excess expenses to the extent described in any written undertaking provided by the Adviser to such state.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of each such Fund, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 1998. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a particular Fund for successive twelve month periods ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of that Fund.

     12. MISCELLANEOUS. The Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to a particular Fund, the Adviser shall continue to be legally bound to provide the services required herein for the other Funds for the period and on the terms set forth in this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          ARMADA FUNDS

                                          By:

                                          --------------------------------------

                                          Title: President

                                          --------------------------------------

                                          NATIONAL CITY BANK

                                          By:

                                          --------------------------------------

                                          Title: Vice President

                                          --------------------------------------

                                                                       EXHIBIT B

                                  ARMADA FUNDS

                               ADVISORY AGREEMENT

     AGREEMENT made as of             , 1997 between ARMADA FUNDS, a
Massachusetts business trust, located in Oaks, Pennsylvania (the "Trust") and NATIONAL ASSET MANAGEMENT CORPORATION, located in Louisville, Ohio (the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Enhanced Income and Total Return Advantage Funds (individually, a "Fund" and collectively, the "Funds");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus", and collectively, the "Prospectuses").

     The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to such Fund.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory service to any Fund may be provided by a subcontractor agreeable to the Adviser and approved in accordance with the provision of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the fund; (b) review investments in each fund on a periodic basis for compliance with its fund's investment objective, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and
(f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to each Fund that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interestbearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Funds, personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Funds' accounts are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Funds;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Funds and the Adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the following annual rates: .45% of the average daily net assets of the Enhanced Income Fund; and .55% of the average daily net assets of the Total Return Advantage Fund.

     The fee attributable to each Fund shall be the several (and not joint or joint and several) obligation of each Fund.

     If in any fiscal year the aggregate expenses of a Fund (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, the Adviser will reimburse the Trust for such excess expenses to the extent described in any written undertaking provided by the Adviser to such state.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of each such Fund, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 1998. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a particular Fund for successive twelve month periods ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of that Fund.

     12. MISCELLANEOUS. The Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to a particular Fund, the Adviser shall continue to be legally bound to provide the services required herein for the other Funds for the period and on the terms set forth in this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          ARMADA FUNDS

                                          By:

                                          --------------------------------------

                                          Title: President

                                          --------------------------------------

                                          NATIONAL ASSET MANAGEMENT CORPORATION

                                          By:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                           VOTE THIS PROXY CARD TODAY!
                                                -----
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

MONEY MARKET FUND                             SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY IN THE ENCLOSED
                                    POSTAGE-PAID ENVELOPE.

                                    -------------------------------------------



                                    -------------------------------------------
                                      Signature(s), (Title(s), if applicable)

                                    Please sign above exactly as name(s)
                                    appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                    DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                            FOR       AGAINST     ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                         [  ]       [  ]      [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                                 [  ]       [  ]      [  ]

        b)   limitation on real estate related transactions;                        [  ]       [  ]      [  ]

        c)   limitation on investment in commodities;                               [  ]       [  ]      [  ]

        d)   limitation regarding industry concentration;                           [  ]       [  ]      [  ]

        e)   limitation on loans; and                                               [  ]       [  ]      [  ]

        f)   limitation on borrowing and issuance of senior securities.             [  ]       [  ]      [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;                [  ]       [  ]      [  ]

        b)   limitation on illiquid securities;                                     [  ]       [  ]      [  ]

        c)   limitation on purchasing securities on margin;                         [  ]       [  ]      [  ]

        d)   limitation on purchasing securities of companies for the purpose
             of exercising control;                                                 [  ]       [  ]      [  ]

PROPOSAL                                                                            FOR       AGAINST     ABSTAIN
        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and                   [  ]        [  ]       [  ]

        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its
             investment advisers own beneficially more than certain percentages
             of that issuer's securities.                                           [  ]        [  ]       [  ]

5.      To approve a change in the Fund's fundamental investment objective
        to a non-fundamental investment objective.                                  [  ]        [  ]       [  ]

6.      Election of Trustees.                                                       [  ] FOR all nominees listed below (except
                                                                                    as marked to the contrary below).

                                                                                    [ ] WITHHOLD AUTHORITY to vote for
                                                                                    all nominees listed below.

        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                       [  ]        [  ]       [  ]


                           VOTE THIS PROXY CARD TODAY!
                                                -----
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

GOVERNMENT FUND                                SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    -------------------------------------------



                                    -------------------------------------------
                                    Signature(s), (Title(s), if applicable)

                                    Please sign above exactly as name(s)
                                    appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                    DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                         FOR       AGAINST       ABSTAIN
1.      To approve a new investment advisory agreement between
        the Trust and National City Bank.                                       [  ]          [  ]        [  ]

3. To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                             [  ]          [  ]        [  ]

        b)   limitation on real estate related transactions;                    [  ]          [  ]        [  ]

        c)   limitation on investment in commodities;                           [  ]          [  ]        [  ]

        d)   limitation regarding industry concentration;                       [  ]          [  ]        [  ]

        e)   limitation on loans; and                                           [  ]          [  ]        [  ]

        f)   limitation on borrowing and issuance of senior securities.         [  ]          [  ]        [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;            [  ]          [  ]        [  ]

        b)   limitation on illiquid securities;                                 [  ]          [  ]        [  ]

        c)   limitation on purchasing securities on margin;                     [  ]          [  ]        [  ]

        d)   limitation on purchasing securities of companies for the
             purpose of exercising control;                                     [  ]          [  ]        [  ]

PROPOSAL                                                                         FOR       AGAINST       ABSTAIN
        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and               [  ]        [  ]          [  ]

        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its
             investment advisers own beneficially more than certain
             percentages of that issuer's securities.                           [  ]        [  ]          [  ]

5.      To approve a change in the Fund's fundamental investment objective
        to a non-fundamental investment objective.                              [  ]        [  ]          [  ]

6.      Election of Trustees.                                                   [  ] FOR all nominees listed below (except
                                                                                as marked to the contrary below).

                                                                                [  ] WITHHOLD AUTHORITY to vote
                                                                                for all nominees listed below.


        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                     [  ]         [  ]            [  ]

                           VOTE THIS PROXY CARD TODAY!
                                                -----
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

TREASURY FUND                                 SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   --------------------------------------------



                                    -------------------------------------------
                                     Signature(s), (Title(s), if applicable)

                                    Please sign above exactly as name(s)
                                    appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                    DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                         FOR       AGAINST           ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                     [  ]        [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                             [  ]        [  ]              [  ]

        b)   limitation on real estate related transactions;                    [  ]        [  ]              [  ]

        c)   limitation on investment in commodities;                           [  ]        [  ]              [  ]

        d)   limitation regarding industry concentration;                       [  ]        [  ]              [  ]

        e)   limitation on loans; and                                           [  ]        [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.         [  ]        [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;            [  ]        [  ]              [  ]

        b)   limitation on illiquid securities;                                 [  ]        [  ]              [  ]

        c)   limitation on purchasing securities on margin;                     [  ]        [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose
             of exercising control;                                             [  ]        [  ]              [  ]

PROPOSAL                                                                         FOR        AGAINST         ABSTAIN
        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and               [  ]         [  ]            [  ]

        f)      limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its
                investment advisers own beneficially more than certain
                percentages of that issuer's securities.                        [  ]         [  ]            [  ]

5.      To approve a change in the Fund's fundamental investment
        objective to a non-fundamental investment objective.                    [  ]         [  ]            [  ]

6.      Election of Trustees.                                                   [  ] FOR all nominees listed below
                                                                                (except as marked to the contrary below).


                                                                                [  ] WITHHOLD AUTHORITY to vote
                                                                                for all nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                     [  ]         [  ]            [  ]

                           VOTE THIS PROXY CARD TODAY!
                                                ------
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

FIXED INCOME FUND                              SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------



                                -----------------------------------------------
                                    Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                        FOR        AGAINST        ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                     [  ]         [  ]           [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                             [  ]         [  ]           [  ]

        b)   limitation on real estate related transactions;                    [  ]         [  ]           [  ]

        c)   limitation on investment in commodities;                           [  ]         [  ]           [  ]

        d)   limitation regarding industry concentration;                       [  ]         [  ]           [  ]

        e)   limitation on loans; and                                           [  ]         [  ]           [  ]

        f)   limitation on borrowing and issuance of senior securities.         [  ]         [  ]           [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;            [  ]         [  ]           [  ]

        b)   limitation on illiquid securities;                                 [  ]         [  ]           [  ]

        c)   limitation on purchasing securities on margin;                     [  ]         [  ]           [  ]

        d)   limitation on purchasing securities of companies for the
             purpose of exercising control;                                     [  ]         [  ]           [  ]

PROPOSAL                                                                        FOR        AGAINST        ABSTAIN
        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and               [  ]        [  ]           [  ]

        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its
             investment advisers own beneficially more than certain
             percentages of that issuer's securities.                           [  ]        [  ]           [  ]

5.      To approve a change in the Fund's fundamental investment objective
        to a non-fundamental investment objective.                              [  ]        [  ]           [  ]

6.      Election of Trustees.                                                   [  ] FOR all nominees listed below (except
                                                                                as marked to the contrary below).

                                                                                [  ] WITHHOLD AUTHORITY to vote for all
                                                                                nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                     [  ]        [  ]           [  ]

                           VOTE THIS PROXY CARD TODAY!
                                                -----
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

TAX EXEMPT FUND                                 SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 ----------------------------------------------



                                -----------------------------------------------
                                     Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                         FOR     AGAINST       ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                     [  ]        [  ]        [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                             [  ]        [  ]        [  ]

        b)   limitation on real estate related transactions;                    [  ]        [  ]        [  ]

        c)   limitation on investment in commodities;                           [  ]        [  ]        [  ]

        d)   limitation regarding industry concentration;                       [  ]        [  ]        [  ]

        e)   limitation on loans; and                                           [  ]        [  ]        [  ]

        f)   limitation on borrowing and issuance of senior securities.         [  ]        [  ]        [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;            [  ]        [  ]        [  ]

        b)   limitation on illiquid securities;                                 [  ]        [  ]        [  ]

        c)   limitation on purchasing securities on margin;                     [  ]        [  ]        [  ]

        d)   limitation on purchasing securities of companies for the purpose
             of exercising control;                                             [  ]        [  ]        [  ]

PROPOSAL                                                                         FOR     AGAINST       ABSTAIN
        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof;                   [  ]        [  ]           [  ]

        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its
             investment advisers own beneficially more than certain
             percentages of that issuer's securities; and                       [  ]        [  ]           [  ]

        g)   limitation on investing in securities issued by companies with
             less than three years of operation.                                [  ]        [  ]           [  ]

5.      To approve a change in the Fund's fundamental investment objective
        to a non-fundamental investment objective.                              [  ]        [  ]           [  ]

6.      Election of Trustees.                                                   [  ] FOR all nominees listed below (except
                                                                                as marked to the contrary below).

                                                                                [  ] WITHHOLD AUTHORITY to vote for all
                                                                                nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                     [  ]        [  ]           [  ]

                           VOTE THIS PROXY CARD TODAY!
                                                -----
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

PENNSYLVANIA TAX EXEMPT FUND                   SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------



                                -----------------------------------------------
                                 Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                        FOR      AGAINST       ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                     [  ]       [  ]          [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                             [  ]       [  ]          [  ]

        b)   limitation on real estate related transactions;                    [  ]       [  ]          [  ]

        c)   limitation on investment in commodities;                           [  ]       [  ]          [  ]

        d)   limitation regarding industry concentration;                       [  ]       [  ]          [  ]

        e)   limitation on loans; and                                           [  ]       [  ]          [  ]

        f)   limitation on borrowing and issuance of senior securities.         [  ]       [  ]          [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;            [  ]       [  ]          [  ]

        b)   limitation on illiquid securities;                                 [  ]       [  ]          [  ]

        c)   limitation on purchasing securities on margin;                     [  ]       [  ]          [  ]

        d)   limitation on purchasing securities of companies for the purpose
             of exercising control; and                                         [  ]       [  ]          [  ]


PROPOSAL                                                                        FOR      AGAINST       ABSTAIN
        i)   policy to use its best efforts to maintain a constant net asset
             value of $1.00 per share.                                          [  ]       [  ]          [  ]

5.      To approve a change in the Fund's fundamental investment objective to a
        non-fundamental investment objective.                                   [  ]       [  ]          [  ]

6.      Election of Trustees.                                                   [  ] FOR all nominees listed below
                                                                                (except as marked to the contrary below).

                                                                                [  ] WITHHOLD AUTHORITY to vote
                                                                                for all nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                     [  ]       [  ]          [  ]

                           VOTE THIS PROXY CARD TODAY!
                                                -----
                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

OHIO TAX EXEMPT FUND                           SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------



                                -----------------------------------------------
                                       Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                                                                 FOR      AGAINST      ABSTAIN

1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                     [  ]        [  ]         [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                             [  ]        [  ]         [  ]

        b)   limitation on real estate related transactions;                    [  ]        [  ]         [  ]

        c)   limitation on investment in commodities;                           [  ]        [  ]         [  ]

        d)   limitation regarding industry concentration;                       [  ]        [  ]         [  ]

        e)   limitation on loans; and                                           [  ]        [  ]         [  ]

        f)   limitation on borrowing and issuance of senior securities.         [  ]        [  ]         [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        b)   limitation on illiquid securities;                                 [  ]        [  ]         [  ]

        c)   limitation on purchasing securities on margin;                     [  ]        [  ]         [  ]

        d)   limitation on purchasing securities of companies for the purpose
             of exercising control;                                             [  ]        [  ]         [  ]

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof;                   [  ]        [  ]         [  ]

        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its
             investment advisers own beneficially more than certain
             percentages of                                                     [  ]        [  ]         [  ]

                                                                                 FOR      AGAINST      ABSTAIN

             that issuer's securities; and

        h)   limitation regarding investments in securities of any one issuer applicable to the Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the
             "1940 Act").                                                       [  ]       [  ]          [  ]

5.      To approve a change in the Fund's fundamental investment objective to a
        non-fundamental investment objective.                                   [  ]       [  ]          [  ]

6.      Election of Trustees.                                                   [  ] FOR all nominees listed below (except
                                                                                as marked to the contrary below).


                                                                                [  ] WITHHOLD AUTHORITY to vote
                                                                                for all nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                     [  ]       [  ]          [  ]

                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

PENNSYLVANIA MUNICIPAL FUND                     SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                 --------------------------------------------
                                 |                                           |
                                 |                                           |
                                 --------------------------------------------
                                   Signature(s), (Title(s), if applicable)

                                 Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                 DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                                  FOR            AGAINST          ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and              [  ]            [  ]              [  ]
        National City Bank.

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                                       [  ]            [  ]              [  ]

        b)   limitation on real estate related transactions;                              [  ]            [  ]              [  ]

        c)   limitation on investment in commodities;                                     [  ]            [  ]              [  ]

        d)   limitation regarding industry concentration;                                 [  ]            [  ]              [  ]

        e)   limitation on loans; and                                                     [  ]            [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.                   [  ]            [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;                      [  ]            [  ]              [  ]

        c)   limitation on purchasing securities on margin;                               [  ]            [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control; and                                                      [  ]            [  ]              [  ]

        h)   limitation regarding investments in securities of any one issuer applicable to the Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the
             "1940 Act").                                                                 [  ]            [  ]              [  ]



                                                                                        FOR           AGAINST          ABSTAIN
PROPOSAL
5.      To approve a change in the Fund's fundamental investment objective to a
        non-fundamental investment objective.                                          [  ]             [  ]           [  ]


6.      Election of Trustees.                                                          [  ] FOR all nominees listed below (except
                                                                                       as marked to the contrary below).

                                                                                       [  ] WITHHOLD AUTHORITY
                                                                                       to vote for all nominees
                                                                                       listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                            [  ]             [  ]           [  ]


                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

GNMA FUND                                       SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                ----------------------------------------------
                                |
                                |
                                |
                                ----------------------------------------------
                                   Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                                    FOR            AGAINST          ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                                [  ]            [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations :

        a)   limitation on underwriting activities;                                        [  ]            [  ]              [  ]

        b)   limitation on real estate related transactions;                               [  ]            [  ]              [  ]

        c)   limitation on investment in commodities;                                      [  ]            [  ]              [  ]

        d)   limitation regarding industry concentration;                                  [  ]            [  ]              [  ]

        e)   limitation on loans; and                                                      [  ]            [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.                    [  ]            [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;                       [  ]            [  ]              [  ]

        b)   limitation on illiquid securities;                                            [  ]            [  ]              [  ]

        c)   limitation on purchasing securities on margin;
                                                                                           [  ]            [  ]              [  ]
        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                           [  ]            [  ]              [  ]


                                                                                     FOR            AGAINST        ABSTAIN

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof;                       [  ]             [  ]           [  ]

        f)   limitation on purchasing or retaining securities of any issuer         [  ]             [  ]           [  ]
             if officers or trustees/directors of Armada or any of its
             investment advisers own beneficially more than certain
             percentages of that issuer's securities; and

        g)   limitation on investing in securities issued by companies with less    [  ]             [  ]           [  ]
             than three years of operation.

5.      To approve a change in the Fund's fundamental investment objective to a     [  ]             [  ]           [  ]
        non-fundamental investment objective.

6.      Election of Trustees.                                                       [  ] FOR all nominees listed below (except
                                                                                    as marked to the contrary below).

                                                                                    [  ] WITHHOLD AUTHORITY
                                                                                    to vote for all nominees
                                                                                    listed below.


        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special     [  ]             [  ]           [  ]
        Meeting or any adjournment thereof.



                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

INTERMEDIATE GOVERNMENT FUND                    SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID
                         ENVELOPE.

                         ------------------------------------------------------
                         |                                                    |
                         |                                                    |
                         |                                                    |
                         ------------------------------------------------------
                                Signature(s), (Title(s), if applicable)

                         Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                         DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                                   FOR           AGAINST           ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                               [  ]            [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations :

        a)   limitation on underwriting activities;                                       [  ]            [  ]              [  ]

        b)   limitation on real estate related transactions;                              [  ]            [  ]              [  ]

        c)   limitation on investment in commodities;                                     [  ]            [  ]              [  ]

        d)   limitation regarding industry concentration;                                 [  ]            [  ]              [  ]

        e)   limitation on loans; and                                                     [  ]            [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.                   [  ]            [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;                      [  ]            [  ]              [  ]

        b)   limitation on illiquid securities;                                           [  ]            [  ]              [  ]

        c)   limitation on purchasing securities on margin;                               [  ]            [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                          [  ]            [  ]              [  ]




PROPOSAL                                                                              FOR            AGAINST        ABSTAIN

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof;                        [  ]             [  ]          [  ]

        f)   limitation on purchasing or retaining securities of any issuer if       [  ]             [  ]           [  ]
             officers or trustees/directors of Armada or any of its investment advisers own beneficially more than certain percentages of that issuer's securities; and

        g)   limitation on investing in securities issued by companies with less     [  ]             [  ]           [  ]
             than three years of operation;

5.      To approve a change in the Fund's fundamental investment objective to a      [  ]             [  ]           [  ]
        non-fundamental investment objective.

6.      Election of Trustees.                                                        [  ]   FOR all nominees listed below (except
                                                                                     as marked to the contrary below).

                                                                                     [  ]   WITHHOLD AUTHORITY to vote for all
                                                                                     nominees listed below.


        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                          [  ]             [  ]           [  ]



                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

MID CAP REGIONAL FUND                            SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                 ----------------------------------------------
                                |                                              |
                                |                                              |
                                |                                              |
                                -----------------------------------------------
                                Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                                  FOR           AGAINST          ABSTAIN

1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                             [  ]             [  ]              [  ]

2.      To approve certain changes to the fundamental investment objective of
        the Fund.                                                                       [  ]             [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                                     [  ]             [  ]              [  ]

        b)   limitation on real estate related transactions;                            [  ]             [  ]              [  ]

        c)   limitation on investment in commodities;                                   [  ]             [  ]              [  ]

        d)   limitation regarding industry concentration;                               [  ]             [  ]              [  ]

        e)   limitation on loans; and                                                   [  ]             [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.                 [  ]             [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        b)   limitation on illiquid securities;                                         [  ]             [  ]              [  ]

        c)   limitation on purchasing securities on margin;                             [  ]             [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                        [  ]             [  ]              [  ]


PROPOSAL                                                                          FOR            AGAINST         ABSTAIN

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and                 [  ]             [  ]           [  ]




        f)   limitation on purchasing or retaining securities of any issuer if    [  ]             [  ]           [  ]
             officers or trustees/directors of Armada or any of its investment advisers own beneficially more than certain percentages of that issuer's securities.

6.      Election of Trustees.                                                     [  ]   FOR for all nominees listed below.
                                                                                  (except as marked to the contrary below).

                                                                                  [  ]   WITHHOLD AUTHORITY to vote for all
                                                                                  nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special   [  ]             [  ]           [  ]
        Meeting or any adjournment thereof.



                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

EQUITY GROWTH FUND                              SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 ----------------------------------------------
                                |                                              |
                                |                                              |
                                |                                              |
                                 ----------------------------------------------
                                  Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                                 FOR           AGAINST          ABSTAIN

1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                            [  ]             [  ]              [  ]

2.      To approve certain changes to the fundamental investment objective of
        the Fund.                                                                      [  ]             [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                                    [  ]             [  ]              [  ]

        b)   limitation on real estate related transactions;                           [  ]             [  ]              [  ]

        c)   limitation on investment in commodities;                                  [  ]             [  ]              [  ]

        d)   limitation regarding industry concentration;                              [  ]             [  ]              [  ]

        e)   limitation on loans; and                                                  [  ]             [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.                [  ]             [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        b)   limitation on illiquid securities;                                        [  ]             [  ]              [  ]

        c)   limitation on purchasing securities on margin;                            [  ]             [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                       [  ]             [  ]              [  ]




PROPOSAL                                                                             FOR            AGAINST         ABSTAIN

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and                    [  ]             [  ]           [  ]

        f)   limitation on purchasing or retaining securities of any issuer if       [  ]             [  ]           [  ]
             officers or trustees/directors of Armada or any of its investment advisers own beneficially more than certain percentages of that issuer's securities.

6.      Election of Trustees.                                                        [  ]   FOR for all nominees listed below.
                                                                                     (except as marked to the contrary below).

                                                                                     [  ]   WITHHOLD AUTHORITY to vote for all
                                                                                     nominees listed below.


        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                          [  ]             [  ]           [  ]





                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

EQUITY INCOME FUND                              SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                                -----------------------------------------------
                                |                                             |
                                |                                             |
                                |                                             |
                                -----------------------------------------------
                                    Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                               FOR           AGAINST          ABSTAIN

1.      To approve a new investment advisory agreement between the Trust and
        National City Bank.                                                           [  ]             [  ]              [  ]

2.      To approve certain changes to the fundamental investment objective of
        the Fund.                                                                     [  ]             [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations :

        a)   limitation on underwriting activities;                                   [  ]             [  ]              [  ]

        b)   limitation on real estate related transactions;                          [  ]             [  ]              [  ]

        c)   limitation on investment in commodities;                                 [  ]             [  ]              [  ]

        d)   limitation regarding industry concentration;                             [  ]             [  ]              [  ]

        e)   limitation on loans; and                                                 [  ]             [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.               [  ]             [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        b)   limitation on illiquid securities;                                       [  ]             [  ]              [  ]

        c)   limitation on purchasing securities on margin;                           [  ]             [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                      [  ]             [  ]              [  ]


PROPOSAL                                                                               FOR            AGAINST         ABSTAIN
        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and                      [  ]             [  ]           [  ]

        f)   limitation on purchasing or retaining securities of any issuer if         [  ]             [  ]           [  ]
             officers or trustees/directors of Armada or any of its investment advisers own beneficially more than certain percentages of that issuer's securities.

6.      Election of Trustees.                                                          [  ]   FOR for all nominees listed below.
                                                                                       (except as marked to the contrary below).

                                                                                       [  ]   WITHHOLD AUTHORITY to vote for all
                                                                                       nominees listed below.



        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special        [  ]             [  ]           [  ]
        Meeting or any adjournment thereof.



                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

ENHANCED INCOME FUND                            SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 -----------------------------------------------
                                |                                              |
                                |                                              |
                                |                                              |
                                ------------------------------------------------
                                    Signature(s), (Title(s), if applicale)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                               FOR           AGAINST            ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National Asset Management Corporation.                                        [  ]             [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                                   [  ]             [  ]              [  ]

        b)   limitation on real estate related transactions;                          [  ]             [  ]              [  ]

        c)   limitation on investment in commodities;                                 [  ]             [  ]              [  ]

        d)   limitation regarding industry concentration;                             [  ]             [  ]              [  ]

        e)   limitation on loans; and                                                 [  ]             [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.               [  ]             [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;                  [  ]             [  ]              [  ]

        b)   limitation on illiquid securities;                                       [  ]             [  ]              [  ]

        c)   limitation on purchasing securities on margin;                           [  ]             [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                      [  ]             [  ]              [  ]

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and                     [  ]             [  ]              [  ]



PROPOSAL

                                                                                      FOR            AGAINST         ABSTAIN
        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its investment advisers own beneficially more than certain percentages of that
             issuer's securities.                                                     [  ]             [  ]           [  ]

5.      To approve a change in the Fund's fundamental investment objective to a
        non-fundamental investment objective.                                         [  ]             [  ]           [  ]

6.      Election of Trustees.                                                         [  ]   FOR for all nominees listed below.
                                                                                      (except as marked to the contrary below).

                                                                                      [  ]   WITHHOLD AUTHORITY to vote for all
                                                                                      nominees listed below.



        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:                             [  ]             [  ]           [  ]

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.



                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

CORE EQUITY FUND                                SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------
                                |                                             |
                                |                                             |
                                |                                             |
                                -----------------------------------------------
                                    Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                         FOR                     AGAINST          ABSTAIN
6.      Election of Trustees.                                                  [  ]  FOR all nominees
                                                                               listed below (except
                                                                               as marked to the contrary
                                                                               below).


                                                                                 [  ]  WITHHOLD AUTHORITY
                                                                                 to vote for all nominees
                                                                                 listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special  [  ]                    [  ]             [  ]
        Meeting or any adjournment thereof.


                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

TOTAL RETURN ADVANTAGE FUND                      SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------
                                |                                             |
                                |                                             |
                                |                                             |
                                -----------------------------------------------
                                    Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                                 FOR         AGAINST           ABSTAIN
1.      To approve a new investment advisory agreement between the Trust and
        National Asset Management Corporation.                                          [  ]           [  ]              [  ]

3.      To approve changes to the following fundamental investment limitations:

        a)   limitation on underwriting activities;                                     [  ]           [  ]              [  ]

        b)   limitation on real estate related transactions;                            [  ]           [  ]              [  ]

        c)   limitation on investment in commodities;                                   [  ]           [  ]              [  ]

        d)   limitation regarding industry concentration;                               [  ]           [  ]              [  ]

        e)   limitation on loans; and                                                   [  ]           [  ]              [  ]

        f)   limitation on borrowing and issuance of senior securities.                 [  ]           [  ]              [  ]

4. To approve a change in the following fundamental investment policies and limitations of the Fund to non-fundamental policies and limitations:

        a)   limitation on investment in other investment companies;                    [  ]           [  ]              [  ]

        b)   limitation on illiquid securities;                                         [  ]           [  ]              [  ]

        c)   limitation on purchasing securities on margin;                             [  ]           [  ]              [  ]

        d)   limitation on purchasing securities of companies for the purpose of
             exercising control;                                                        [  ]           [  ]              [  ]

        e)   limitation on writing or selling put options, call options,
             straddles, spreads, or any combinations thereof; and                       [  ]           [  ]              [  ]




PROPOSAL                                                                              FOR            AGAINST         ABSTAIN
        f)   limitation on purchasing or retaining securities of any issuer if officers or trustees/directors of Armada or any of its investment advisers own beneficially more than certain percentages of that
             issuer's securities.                                                     [  ]             [  ]           [  ]

5.      To approve a change in the Fund's fundamental investment objective to a
        non-fundamental investment objective.                                         [  ]             [  ]           [  ]

6.      Election of Trustees.                                                         [  ]   FOR for all nominees listed below.
                                                                                      (except as marked to the contrary below).

                                                                                      [  ]   WITHHOLD AUTHORITY to vote for all
                                                                                      nominees listed below.


        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                           [  ]             [  ]           [  ]


                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

INTERNATIONAL EQUITY FUND                       SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------
                                |                                             |
                                |                                             |
                                |                                             |
                                -----------------------------------------------
                                     Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                            FOR                     AGAINST        ABSTAIN
6.      Election of Trustees.                                                       [  ]  FOR all nominees
                                                                                    listed below (except
                                                                                    as marked to the contrary
                                                                                    below).


                                                                                     [  ]  WITHHOLD
                                                                                     AUTHORITY to
                                                                                     vote for all
                                                                                     nominees listed
                                                                                     below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                          [  ]                    [  ]           [  ]



                           VOTE THIS PROXY CARD TODAY!

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456

SMALL CAP GROWTH FUND                          SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M. (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114.

         The undersigned hereby appoints ANNE RAPACZ-KIMMINS and TERRI L. PASEK and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                -----------------------------------------------
                                |                                             |
                                |                                             |
                                |                                             |
                                -----------------------------------------------
                                     Signature(s), (Title(s), if applicable)

                                Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                DATE:____________________, 1997

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON NOVEMBER 19, 1997 AT 8:00 A.M (EASTERN TIME) IN MEETING ROOM B, 4TH FLOOR ANNEX OF NATIONAL CITY CENTER, 1900 EAST NINTH STREET, CLEVELAND, OHIO 44114. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED OCTOBER 17, 1997.

PROPOSAL                                                                           FOR               AGAINST         ABSTAIN

6.      Election of Trustees.                                                     [  ]   FOR all
                                                                                  nominees listed
                                                                                  below (except
                                                                                  as marked to the
                                                                                  contrary below).


                                                                                  [  ]  WITHHOLD
                                                                                  AUTHORITY to
                                                                                  vote for all
                                                                                  nominees listed
                                                                                  below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

        Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,
        Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
        William Pullen

7.      To transact such other business as may properly come before the Special
        Meeting or any adjournment thereof.                                       [  ]                [  ]           [  ]


